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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number  811-21316
                                   ---------------------------------------------

                                Kensington Funds
--------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)

  1775 Eye Street               Washington, DC                          20006
--------------------------------------------------------------------------------
               (Address of principal executive offices)               (Zip code)

                       c/o Dechert, Washington, DC 20006
--------------------------------------------------------------------------------
                     (Name and address of agent for service)

Registrant's telephone number, including area code:     (202) 261-3300
                                                   -----------------------------

Date of fiscal year end:   December 31, 2003
                           ------------------------

Date of reporting period:  June 30, 2003
                           ------------------------

     Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

     A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. (S) 3507.

Item 1. Reports to Stockholders.

         Include a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Act (17 CFR 270.30e-1).

--------------------------------------------------------------------------------
SEMI - ANNUAL REPORT
--------------------------------------------------------------------------------

     PERIOD ENDED JUNE 30, 2003

     THE KENSINGTON FUNDS

     Real Estate Securities Fund
     Select Income Fund
     Strategic Realty Fund

     MANAGED PORTFOLIOS OF
     REAL ESTATE SECURITIES

     Income Oriented
     Value Driven

--------------------------------------------------------------------------------
The Kensington Funds
--------------------------------------------------------------------------------

     TABLE OF CONTENTS

     A NOTE FROM THE PRESIDENT                                                 1

     REIT MARKET OVERVIEW                                                      2

     KENSINGTON REAL ESTATE SECURITIES FUND

        Results at a glance                                                    6
        Management's discussion and analysis                                   7
        Schedule of portfolio investments                                      9
        Statement of assets and liabilities                                   11
        Statements of operations                                              12
        Statements of changes in net assets                                   13
        Financial highlights                                                  16
        Other share class results                                             18

     KENSINGTON SELECT INCOME FUND

        Results at a glance                                                   20
        Management's discussion and analysis                                  21
        Schedule of portfolio investments                                     25
        Statement of assets and liabilities                                   30
        Statements of operations                                              31
        Statements of changes in net assets                                   32
        Financial highlights                                                  34
        Other share class results                                             36

     KENSINGTON STRATEGIC REALTY FUND

        Results at a glance                                                   38
        Management's discussion and analysis                                  39
        Schedule of portfolio investments                                     43
        Statement of assets and liabilities                                   47
        Statements of operations                                              48
        Statements of changes in net assets                                   49
        Statement of cash flows                                               51
        Financial highlights                                                  52
        Other share class results                                             54

     NOTES TO THE FINANCIAL STATEMENTS                                        55

--------------------------------------------------------------------------------
The Kensington Funds
--------------------------------------------------------------------------------

A Note From the President

Dear Shareholder,

Over the last three years, real estate securities have outperformed the broad equities market by a wide margin during one of the worst bear markets in history --a function of relatively healthy commercial real estate fundamentals and a clear demonstration of dividend yield mitigating downside risk. Over the long-term, REIT performance has matched that of the broad market, showing that higher current dividend yields have not come at the expense of competitive total returns.

The short-term outlook for the economy and the broad equities market remains cloudy. Admittedly, commercial real estate industry fundamentals are not as strong as in recent years. However, the overwhelming majority of REITs have remained profitable throughout this extended period of economic weakness. Given this uncertain economic and stock market environment, we believe REITs' dividend yeilds will continue to benefit REIT performance over the next few years.

The following report reviews our investment results and portfolios for the twelve-month period ended June 30, 2003, during which the NAREIT Composite Index posted a total return of 5.81% versus a slight gain in the S&P 500 Index of 0.25%. We are pleased to report that Kensington Select Income Fund and Kensington Strategic Realty Fund generated positive returns (at net asset value) during this period.

We invite your inquiries regarding any questions, comments or additional information you may require.

Sincerely,


/s/ John Kramer
--------------------------------------
John Kramer
President, Kensington Investment Group

--------------------------------------------------------------------------------
REIT Market Overview
--------------------------------------------------------------------------------

Why Dividends Matter

The following chart, which tracks REIT returns versus the S&P 500 over six different time periods ended June 30, 2003, clearly indicates why dividends matter.

---------------------------------------------------------------         -------
              REIT            REIT Price-Only        REIT Total
          Dividends/1/   +   (excl. dividends)   =     Returns    VS.   S&P 500
---------------------------------------------------------------         -------
 1 year       7.14%      +         -3.15%        =      4.00%              0.25%
 3 year       8.09%      +          6.48%        =     14.57%            -11.19%
 5 year       7.71%      +         -0.59%        =      7.12%             -1.61%
10 year       7.47%      +          2.66%        =     10.13%             10.03%
20 year       8.32%      +          3.16%        =     11.47%             12.18%
25 year       9.06%      +          4.74%        =     13.80%             13.33%
---------------------------------------------------------------         -------

Past performance is not predictive of future performance. This chart is illustrative in nature and does not represent the returns of any Kensington Fund. Individual fund performance as of June 30, 2003 is discussed later in this report. To obtain more current fund performance, please call 1-877-833-7114.

Particularly worth noting is REITs' performance advantage over the last three years during one of the worst bear markets in history. We also call your attention to the fact that REIT returns have been quite competitive with the S&P 500 over the last 10, 20, and 25-year periods. We believe it is important for investors to realize that REIT dividends have historically not only provided downside protection in bear markets, but have also been an important component in generating competitive long-term performance versus the broad market.

We believe dividends will continue to matter, particularly during what may be an extended period of modest economic and corporate profit growth. We believe we are returning to a period in which investors will more often demand dividend income to offset some of the risk of equity investing. With REIT yields significantly higher than any other equities category and also enjoying a significant yield advantage over Treasuries and investment grade corporate bonds, we believe REITs should continue to attract investor capital.

/1/  Source: NAREIT Equity Total Return Index.

Fundamentals and Valuations

Real estate industry fundamentals have been impacted by the soft economy. Occupancy rates have declined in the apartment and office sectors and fallen sharply in the distressed hotel sector. Currently, few real estate companies have pricing power and it could take some time before an improving economy will translate into higher rental rates. However, despite historically low interest rates, construction activity has been restrained. This has resulted in a favorable longer-term supply and demand balance in the commercial real estate market. In this environment, REITs are trading at the midpoint of their historical range of 80% to 130% of property value.

Regarding real estate company senior securities, such as REIT preferred stocks, with the economy limping along it is premature to worry about interest rates rising enough to put pressure on real estate company senior securities prices. REIT senior securities have provided significantly higher yields than 10-year Treasuries and investment grade bonds./1/ We believe this yield spread would have to narrow considerably before REIT senior securities prices are negatively impacted by the perception of increasing interest rate risk.

We feel that real estate securities valuations seem reasonable relative to historical levels and the fundamental economic issues already discussed.

Finally, we would like to comment on recent media talk about "the real estate bubble." We want to point out that this refers to single-family homes, not the commercial real estate market. If the economy regains momentum and mortgage rates increase significantly, the booming housing market may be vulnerable. But an improving economy is a plus for commercial real estate and a decline in home buying activity could be beneficial for the apartment sector--fewer people buying new homes may translate into more renters.

/1/ Source: S&P 500: Bloomberg as of 7/3/03; 10 Year Treasury Notes: Bloomberg as of 7/3/03. The risks of investing in equity REITs are unique and similar to those of directly owing real estate (i.e. regulatory risks, concentration risk and diversification risk). Unlike REITs and stocks, which are volatile and subject to fluctuation in value, U.S. Treasury securities are backed by the U.S. government and, if held to maturity, offer a fixed rate of return and fixed principal value.

--------------------------------------------------------------------------------
REIT Market Overview
--------------------------------------------------------------------------------

Reit Dividend Security

One important consideration is how the slowdown in the economy will impact REIT dividends. We anticipate calendar 2003 REIT earnings will come in about 5% to 10% lower than 2002 levels. Thus, REITs are still making money, albeit at a slower pace. For example: if we see an earnings decline in this range, hypothetically a REIT that earned $1 per share in 2002 would earn $0.90 to $0.95 in 2003. Thus, despite earning less than last year, these REITs should remain profitable.

This relatively modest drop in earnings for the REIT universe should not have a meaningful impact on dividends, which currently represent about 90% of REIT cash flows. However, individual REITs in weaker property sectors, such as apartments and office, may experience larger earnings declines that could eventually pressure dividends.

Individual securities selection takes on a premium in such an environment and Kensington's investment process is designed to identify these risks and adjust the portfolio accordingly. Our focus on REIT preferred shares, which historically have had much more secure dividends than the common shares due to their "first call" on a REIT's earnings, is an example of this process at work.

Investment Strategy

Kensington's investment process attempts to add value by making allocation decisions among different property types as well as value oriented individual securities selection.

Currently, we are over weighted in the office sector, because we believe the bad news is reflected in office REIT prices, which are trading at dividend yields as high as 7% to 8%. We foresee demand for office space to lag other commercial real estate sectors as the economy recovers, as it may take some time to fill existing vacancies. We believe corporations will first fully utilize existing facilities before considering leasing additional space.

We are under weighted in regional malls. Although this sector has shown the most favorable short-term results, we believe regional mall REIT valuations are extended.

While we believe demographics are very favorable, we remain cautious on the apartment sector and will likely remain so as long as the new housing market continues to boom or until valuations in the sector become more compelling.

We are looking closely at the depressed hotel sector. Although dividends from hotel REITs have already been cut and in many cases eliminated, some high quality hotel companies are trading at the kind of large discounts to value that are increasingly hard for value buyers to ignore.

In Conclusion

As we said earlier, the short-term outlook for the economy and the broad equities market remains cloudy. Admittedly, commercial real estate industry fundamentals are not as strong as in recent years. However, the overwhelming majority of REITs have remained profitable throughout this extended period of economic weakness. Given this uncertain economic and stock market environment, we believe REITs' dividend yields will continue to benefit REIT performance over the next few years.

--------------------------------------------------------------------------------
Kensington Real Estate Securities Fund
--------------------------------------------------------------------------------

Results at a Glance

AGGREGATE RETURN
FOR PERIOD ENDED JUNE 30, 2003                                         SINCE
WITH ALL DISTRIBUTIONS REINVESTED                                   INCEPTION/1/
--------------------------------------------------------------------------------
Kensington Real Estate Securities Fund                                13.85%

Morgan Stanley REIT Index/2/                                          13.84%

--------------------------------------------------------------------------------

Fund results in this report were calculated for Class A shares at net asset value (without a sales charge) unless otherwise indicated. Since inception return reflecting the maximum sales charge of 5.75% is 7.29%. Results for other share classes can be found on page 18.

/1/  Fund inception 12/31/02.

/2/ The Morgan Stanley REIT Index is a capitalization-weighted benchmark index of the most actively traded real estate investment trusts (REITs), designed to measure real estate equity performance. The index does not reflect the deduction of expenses associated with a mutual fund. It is not possible to invest directly in an index.

Past performance is not predictive of future performance. Investment return and net asset value will fluctuate so that investor's shares, when redeemed, may be worth more or less than original cost. Performance is as of date indicated and may differ from current performance due to market volatility. To obtain more current performance information, please call 1-877-833-7114.

Management's Discussion and Analysis

The Kensington Real Estate Securities Fund seeks total returns from both capital appreciation and current income through investing in a portfolio of Real Estate Investment Trusts (REITs). The primary focus will be to invest in quality companies that Kensington believes could dominate the future real estate industry, primarily larger REITs. We believe we can add value by over weighting and under weighting the portfolio by property type and location based on real estate fundamentals and securities valuations. The Fund is benchmarked against the Morgan Stanley REIT Index, which is also weighted toward larger REITs.

Kensington Real Estate Securities Fund commenced operations on December 31, 2002. We are pleased the Fund got off to a good start, generating a 13.85%/1/ total return versus a 13.84% total return for its benchmark, the Morgan Stanley REIT Index/2/ (for the period ended June 30, 2003). However, with only two quarters completed, it is premature to focus on performance.

The Real Estate Securities Fund shares the same core income oriented, value driven investment philosophy as our other Funds. While this is a new Fund, Kensington has been managing similar portfolios for private account clients for nearly nine years. Perhaps the best way to illustrate the Fund's strategy is to briefly discuss a couple of current portfolio holdings.

Mack-Cali Realty is an office REIT that is a regional power in the New York metropolitan area suburban market. The company has top quality management and a very strong balance sheet--two very important criteria for long-term success in a property sector that is currently under pressure due to the weak economy. Mack-Cali yields 7%. The company's 2003 earnings may decline 5% to 6%, but over the longer-term, we believe earnings and dividends may grow quite nicely and could outperform its competitors.

We have also been buying shares of ProLogis Trust, a major owner of warehouses in the U.S. and certain overseas markets. The company owns or manages a total of over 225 million square feet in 1,760 industrial properties predominantly in the U.S. In addition to owning and operating its own property portfolio, ProLogis enhances its revenues through its management of warehouse properties on behalf of institutional investors. We believe this property management model, when run correctly, is a great way of building value for shareholders over time. ProLogis

/1/ Source: Bloomberg. The total return was calculated for Class A shares at net asset value (without a sales charge). Since inception return reflecting the maximum sales charge of 5.75% is 7.29%. The performance data quoted represents past performance and is not an indication of future results.

/2/ The Morgan Stanley REIT Index is a capitalization-weighted benchmark index of the most actively traded real estate investment trusts (REITs), designed to measure real estate equity performance. The index does not reflect the deduction of expenses associated with a mutual fund. It is not possible to invest directly in an index.

--------------------------------------------------------------------------------
Kensington Real Estate Securities Fund
--------------------------------------------------------------------------------

has a relatively low dividend yield of 5.2%, but one of the lowest payout ratios in the real estate sector--approximately 74% of funds available for distribution. In other words, for every dollar of earnings, only 74 cents is paid out as dividends. The excess cash flow is used to grow the core portfolio and the property management operations. The company also has a tradition of increasing dividends--since coming public it has raised its annual dividend at a compound annual rate substantially greater than that of inflation./1/

We are excited to launch this Fund, which compliments our existing Fund family and builds upon a strategy we have utilized at Kensington Investment Group, Inc. since 1994.


/s/ Joel S. Beam
--------------------------------
Joel S. Beam
Portfolio Manager

/1/  Holdings subject to change.

Schedule of Portfolio Investments
June 30, 2003 (Unaudited)

                                                           Shares   Market Value
                                                           ------   ------------
Preferred Stock (6.1%)
Real Estate Investment Trusts
Anthracite Capital, Incorporated, Series C, 9.375%          1,000     $ 25,700
Colonial Properties Trust, Series D, 8.125%                 1,065       27,892
Newcastle Investment Corporation, Series B, 9.75%             880       23,848
Parkway Properties, Incorporated, Series D, 8.00%             800       21,280
                                                                      --------
Total Preferred Stock                                                   98,720
                                                                      --------
Real Estate Investment Trusts (90.0%)
Apartments (14.2%)
Apartment Investment &
   Management Company, Class A                              1,040       35,984
Archstone-Smith Trust                                       1,700       40,800
Avalonbay Communities, Incorporated                           650       27,716
Camden Property Trust                                         630       22,019
Equity Residential Properties Trust                         2,520       65,394
Post Properties, Incorporated                               1,500       39,750
                                                                      --------
                                                                       231,663
                                                                      --------
Diversified (12.5%)
Duke-Weeks Realty Corporation                               1,100       30,305
iStar Financial, Incorporated                               1,595       58,217
Keystone Property Trust                                     2,345       43,406
Liberty Property Trust                                        860       29,756
Vornado Realty Trust                                          950       41,420
                                                                      --------
                                                                       203,104
                                                                      --------
Health Care (3.3%)
Health Care Property Investors, Incorporated                  400       16,940
Ventas, Incorporated                                        2,470       37,421
                                                                      --------
                                                                        54,361
                                                                      --------
Industrial (8.4%)
AMB Property Corporation                                      475       13,381
EastGroup Properties, Incorporated                          1,770       47,790
First Industrial Realty Trust, Incorporated                   350       11,060
ProLogis Trust                                              2,360       64,428
                                                                      --------
                                                                       136,659
                                                                      --------
Mortgage (1.7%)
Anthracite Capital, Incorporated                            2,240       27,014
                                                                      --------
Office Property (32.4%)
American Financial Realty Trust/1/                          7,000      104,369
Arden Realty, Incorporated                                  1,405       36,460
Boston Properties, Incorporated                             1,275       55,845
CarrAmerica Realty Corporation                              1,550       43,106
Equity Office Properties Trust                              3,750      101,287
Koger Equity, Incorporated                                  2,470       42,558

              See accompanying notes to the financial statements.

--------------------------------------------------------------------------------
Kensington Real Estate Securities Fund
--------------------------------------------------------------------------------

Schedule of Portfolio Investments
June 30, 2003 (Unaudited)(continued)

                                                         Shares
                                                           or
                                                        Principal
                                                         Amount     Market Value
                                                        ---------   ------------
Mack-Cali Realty Corporation                                1,175    $   42,747
Maguire Properties, Incorporated/2/                         1,300        25,025
Parkway Properties, Incorporated                              685        28,804
Prentiss Properties Trust                                   1,500        44,985
                                                                     ----------
                                                                        525,186
                                                                     ----------
Retail (16.6%)
Developers Diversified Realty Corporation                     470        13,367
Federal Realty Investment Trust                               650        20,800
General Growth Properties, Incorporated                       600        37,464
Kimco Realty Corporation                                    1,200        45,480
Pan Pacific Retail Properties, Incorporated                   400        15,740
Regency Centers Corporation                                 1,285        44,949
Simon Property Group, Incorporated                          2,000        78,061
Taubman Centers, Incorporated                                 715        13,699
                                                                     ----------
                                                                        269,560
                                                                     ----------
Storage (0.9%)
Public Storage, Incorporated                                  445        15,072
                                                                     ----------
Total Real Estate Investment Trusts                                   1,462,619
                                                                     ----------
Repurchase Agreement (21.3%)
Custodial Trust Company, 1.375%, dated 06/30/03,
   due 07/01/03 (Repurchase price $347,196,
   collateralized by U.S. Treasury Bonds)                $347,183       347,183
Total Investments (Cost $1,873,437)(a) - 117.4%                       1,908,522
Liabilities in excess of other assets - (17.4)%                        (282,367)
                                                                     ----------
NET ASSETS - 100.0%                                                  $1,626,155
                                                                     ==========

/1/ Rule 144A, Section 4(2) or other security which is restricted as to resale to institutional investors. The Adviser, using board approved procedures, has deemed these securities to be liquid.

/2/  Represents non-income producing securities.

(a) Represents cost for financial reporting purposes and differs from market value by unrealized appreciation/depreciation of securities as follows:

     Unrealized appreciation .............................   $ 45,137
     Unrealized depreciation .............................    (10,052)
                                                             --------
     Net unrealized appreciation .........................   $ 35,085
                                                             ========

              See accompanying notes to the financial statements.

Statement of Assets and Liabilities
June 30, 2003 (Unaudited)

ASSETS
Investments, at value (cost $1,526,254)                              $1,561,339
Repurchase agreement, at cost                                           347,183
                                                                     ----------
Total Investments, (cost $1,873,437)                                  1,908,522
Interest and dividends receivable                                         8,423
Receivable for capital shares issued                                      4,948
Receivable from the Adviser                                              35,609
Prepaid expenses                                                          9,844
                                                                     ----------
   Total Assets                                                       1,967,346
                                                                     ----------

LIABILITIES
Payable for investments purchased                                       329,692
Accrued expenses and other payables
   Distribution fees                                                        537
   Other                                                                 10,962
                                                                     ----------
   Total Liabilities                                                    341,191
                                                                     ----------

NET ASSETS                                                           $1,626,155
                                                                     ==========

Capital                                                              $1,587,352
Distributions in excess of net investment income                         (2,902)
Undistributed realized gains on investments                               6,620
Net unrealized appreciation on investments                               35,085
                                                                     ----------
   Net Assets                                                        $1,626,155
                                                                     ==========
Outstanding units of beneficial interest (shares)
   Class A
      Net Assets                                                     $  660,943
      Shares                                                             23,727
                                                                     ----------
      Redemption price per share                                     $    27.86
                                                                     ==========
   Maximum Sales Charge-Class A                                            5.75%
   Maximum Offering Price
      [100%/(100%-Maximum Sales Charge) of
      net asset value                                                ----------
      adjusted to the nearest cent] per share                        $    29.56
                                                                     ==========
   Class B
      Net Assets                                                     $  213,383
      Shares outstanding                                                  7,672
                                                                     ----------
      Offering price per share/1/                                    $    27.81
                                                                     ==========
   Class C
      Net Assets                                                     $  751,829
      Shares outstanding                                                 27,046
                                                                     ----------
      Offering price per share/1/                                    $    27.80
                                                                     ==========

/1/  Redemption price per share varies by length of time shares are held.

               See accompanying notes to the financial statements.

--------------------------------------------------------------------------------
Kensington Real Estate Securities Fund
--------------------------------------------------------------------------------

Statements of Operations

                                               PERIOD ENDED      PERIOD ENDED
                                               JUNE 30, 2003   MARCH 31, 2003/1/
                                               -------------   -----------------
                                                (Unaudited)

INVESTMENT INCOME
Interest income                                   $    322         $     81
Dividend income                                     10,947            1,299
                                                  --------         --------
   Total Investment Income                          11,269            1,380
                                                  --------         --------

EXPENSES
Investment advisory fees                             1,103              211
Administration fees                                    215               42
Distribution fees
   Class A                                             168               50
   Class B                                             221               25
   Class C                                             403               25
Custodian fees                                       8,049              478
Transfer agent fees                                  1,380               41
State registration fees                             18,653              404
Fund accounting fees                                12,500           12,500
Printing fees                                        1,711              801
Other expenses                                       2,186            1,158
                                                  --------         --------
   Total expenses before waivers                    46,589           15,735
   Less expenses waived/reimbursed by
      the Adviser                                  (44,229)         (15,338)
                                                  --------         --------
   Net Expenses                                      2,360              397
                                                  --------         --------
   Net Investment Income                             8,909              983
                                                  --------         --------

REALIZED/UNREALIZED GAINS FROM INVESTMENTS
Net realized gains from investments                  6,372              248
Change in unrealized appreciation/
   depreciation from investments                    33,811            1,274
                                                  --------         --------
Net realized/unrealized gains from
   investments                                      40,183            1,522
                                                  --------         --------
Change in net assets resulting from
   operations                                     $ 49,092         $  2,505
                                                  ========         ========

/1/ From commencement of operations on December 31, 2002.

              See accompanying notes to the financial statements.

Statements of Changes in Net Assets

                                                PERIOD ENDED     PERIOD ENDED
                                               JUNE 30, 2003   MARCH 31, 2003/1/
                                               -------------   -----------------
                                                (Unaudited)

FROM INVESTMENT ACTIVITIES

OPERATIONS
Net investment income                            $    8,909         $    983
Net realized gains from investments                   6,372              248
Net change in unrealized appreciation/
   depreciation from investments                     33,811            1,274
                                                 ----------         --------
Change in net assets resulting from operations       49,092            2,505
                                                 ----------         --------
DISTRIBUTIONS TO
CLASS A SHAREHOLDERS
From net investment income                           (6,692)            (704)

DISTRIBUTIONS TO
CLASS B SHAREHOLDERS
From net investment income                           (1,487)             (72)

DISTRIBUTIONS TO
CLASS C SHAREHOLDERS
From net investment income                           (3,884)             (72)
                                                 ----------         --------
Change in net assets from distributions
   to shareholders                                  (12,063)            (848)
                                                 ----------         --------
CAPITAL TRANSACTIONS
Proceeds from shares issued                       1,536,376          100,000
Shares issued in reinvestment of distributions       11,262              848
Payments for shares redeemed                        (61,017)              --
                                                 ----------         --------
Change in net assets from capital transactions    1,486,621          100,848
                                                 ----------         --------
Change in net assets                              1,523,650          102,505

NET ASSETS
Beginning of period                                 102,505               --
                                                 ----------         --------
End of period                                    $1,626,155         $102,505
                                                 ==========         ========
Undistributed (distributions in excess of)
   net investment income                         $   (2,902)        $    252
                                                 ==========         ========

/1/  From commencement of operations on December 31, 2002.

               See accompanying notes to the financial statements.

--------------------------------------------------------------------------------
Kensington Real Estate Securities Fund
--------------------------------------------------------------------------------

Statements of Changes in Net Assets (continued)

                                                PERIOD ENDED     PERIOD ENDED
                                               JUNE 30, 2003   MARCH 31, 2003/1/
                                               -------------   -----------------
                                                (Unaudited)
Capital Transactions:
Class A:
   Proceeds from shares issued                    $557,467          $80,000
   Dividends reinvested                              6,173              704
   Cost of shares redeemed                              --               --
                                                  --------          -------
   Change                                         $563,640          $80,704
                                                  ========          =======
Class B:
   Proceeds from shares issued                    $194,913          $10,000
   Dividends reinvested                              1,366               72
   Cost of shares redeemed                              --               --
                                                  --------          -------
   Change                                         $196,279          $10,072
                                                  ========          =======
Class C:
   Proceeds from shares issued                    $783,996          $10,000
   Dividends reinvested                              3,723               72
   Cost of shares redeemed                         (61,017)              --
                                                  --------          -------
   Change                                         $726,702          $10,072
                                                  ========          =======
Share Transactions:
Class A:
   Issued                                           20,275            3,200
   Reinvested                                          223               29
   Redeemed                                             --               --
                                                  --------          -------
   Change                                           20,498            3,229
                                                  ========          =======
Class B:
   Issued                                            7,220              400
   Reinvested                                           49                3
   Redeemed                                             --               --
                                                  --------          -------
   Change                                            7,269              403
                                                  ========          =======
Class C:
   Issued                                           28,724              400
   Reinvested                                          135                3
   Redeemed                                         (2,216)              --
                                                  --------          -------
   Change                                           26,643              403
                                                  ========          =======

/1/  From commencement of operations on December 31, 2002.

               See accompanying notes to the financial statements.

14

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                                                                              15

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--------------------------------------------------------------------------------
Kensington Real Estate Securities Fund
--------------------------------------------------------------------------------

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the period indicated.

                                                                      Investment Activities
                                                             ---------------------------------------
                                                 Net Asset                Net Realized/      Total
                                                   Value,       Net        Unrealized        From
                                                 Beginning   Investment      Gains on     Investment
                                                 of Period     Income      Investments    Activities
                                                 ---------   ----------   -------------   ----------
Kensington Real Estate Securities Fund Class A
   Period Ended June 30, 2003*                    $25.41        0.19(c)        2.61          2.80
   Period Ended March 31, 2003**                  $25.00        0.25           0.38          0.63

Kensington Real Estate Securities Fund Class B
   Period Ended June 30, 2003*                    $25.41        0.21(c)        2.51          2.72
   Period Ended March 31, 2003**                  $25.00        0.21           0.37          0.58

Kensington Real Estate Securities Fund Class C
   Period Ended June 30, 2003*                    $25.40        0.22(c)        2.51          2.73
   Period Ended March 31, 2003**                  $25.00        0.21           0.37          0.58

*    Unaudited.
**   From commencement of operations on December 31, 2002.
(a)  Total return excludes sales charge.
(b) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.
(c) The amount shown for a share outstanding throughout the period does not accord with the earned income in the portfolio of securities during the period because of the timing of sales and purchases of shares in relation to fluctuating market values during the period.
(d)  Not annualized.
(e)  Annualized.

               See accompanying notes to the financial statements.

   Less Dividends from                                         Ratios/Supplemental Data
--------------------------                           ----------------------------------------------
                                                               Ratio of    Ratio of
                                                       Net     Expenses       Net
                             Net Asset               Assets,     to       Investment
    Net                        Value,                End of    Average     Income to
Investment       Total        End of       Total     Period      Net        Average      Portfolio
  Income     Distributions    Period     Return(a)   (000's)    Assets     Net Assets   Turnover(b)
----------   -------------   ---------   ---------   -------   --------   -----------   -----------
  (0.35)         (0.35)        $27.86    11.03%(d)     $661    1.45%(e)   6.16%(c)(e)     47.48%
  (0.22)         (0.22)        $25.41     2.55%(d)     $ 82    1.45%(e)   4.13%(c)(e)     13.10%


  (0.32)         (0.32)        $27.81    10.75%(d)     $213    2.20%(e)   5.10%(c)(e)     47.48%
  (0.18)         (0.18)        $25.41     2.34%(d)     $ 10    2.20%(e)   3.38%(c)(e)     13.10%


  (0.33)         (0.33)        $27.80    10.75%(d)     $752    2.20%(e)   9.00%(c)(e)     47.48%
  (0.18)         (0.18)        $25.40     2.34%(d)     $ 10    2.20%(e)   3.38%(c)(e)     13.10%

--------------------------------------------------------------------------------
Kensington Real Estate Securities Fund
--------------------------------------------------------------------------------

Other Share Class Results (Unaudited)

AGGREGATE RETURN
FOR PERIOD ENDED JUNE 30, 2003                                          SINCE
WITH ALL DISTRIBUTIONS REINVESTED                                   INCEPTION/1/
--------------------------------------------------------------------------------
CLASS B SHARES

not reflecting CDSC/2/                                                 13.35%
reflecting applicable CDSC                                              8.35%

CLASS C SHARES

not reflecting CDSC/2/                                                 13.35%
reflecting applicable CDSC                                             12.35%

/1/  Fund inception 12/31/02.

/2/ CDSC= contingent deferred sales charge, price per share varies by length of time shares are held.

Past performance is not predictive of future performance.

18

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                                                                              19

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--------------------------------------------------------------------------------
Kensington Select Income Fund
--------------------------------------------------------------------------------

Results at a Glance

--------------------------------------------------------------------------------
AVERAGE ANNUAL RETURN
FOR PERIODS ENDED JUNE 30, 2003                             ONE         SINCE
WITH ALL DISTRIBUTIONS REINVESTED                          YEAR     INCEPTION/1/
--------------------------------------------------------------------------------
Kensington Select Income Fund                              16.38%      26.59%

Merrill Lynch Preferred Index/2/                           12.42%       9.43%

NAREIT Composite Index/3/                                   5.81%      15.49%
--------------------------------------------------------------------------------

Fund results in this report were calculated for Class A shares at net asset value (without the maximum sales charge of 5.75%) unless otherwise indicated. Since inception return reflecting the maximum sales charge of 5.75% is 23.30%. Results for other share classes can be found on page 36.

/1/ Fund Inception 3/30/01. While the Class A shares were initially offered for purchase effective March 30, 2001, no shareholder activity occurred until April 3, 2001.

/2/ The Merrill Lynch Preferred Index is a market capitalization weighted index that includes perpetual payment preferred issues. The Preferred Index consists of a set of exchange-traded preferred stocks that are covered by Merrill Lynch Fixed Income Research. The Index does not reflect the deduction of expenses associated with a mutual fund. It is not possible to invest directly in an index.

/3/ The NAREIT Composite Index is an unmanaged index consisting of approximately 200 Real Estate Investment Trust stocks. The index does not reflect the deduction of expenses associated with a mutual fund. It is not possible to invest directly in an index.

     Past performance is not predictive of future performance. Investment return and net asset value will fluctuate so that investor's shares, when redeemed, may be worth more or less than orginal cost. Performance is as of date indicated and may differ from current performance due to market volatility. To obtain more current performance information, please call 1-877-833-7114.

Management's Discussion and Analysis

The Kensington Select Income Fund paid quarterly dividends during the twelve-month period ended June 30, 2003 which brings the Fund's twelve month dividend yield to 7.25%/1/ and its 30-day SEC yield to 7.21%. Select Income Fund's yield continues to be above other market alternatives and government bonds. For example, the S&P 500 dividend yield is 1.64%/2/ and the dividend yield on 10 Year Treasury Notes is 3.66% (as of 6/30/03)./3/

                               YIELD COMPARISON/3/

                                    [CHART]

                                   Bar chart

Kensington Select Income Fund   7.25%

10 Year Treasury Notes          3.66%

S&P 500                         1.64%

We are also pleased to report that the Kensington Select Income Fund generated a 16.38%/4/ total return for the year ended June 30, 2003 while the NAREIT Composite Index posted a total return of 5.81% and the S&P 500 Index posted a modest gain of 0.25%. The higher yield and more stable pricing of real estate senior securities (preferred stocks and bonds) are responsible for the Fund's excellent performance versus its benchmark.

/1/ Kensington Select Income Fund dividend rate is the sum of the trailing 12 months of dividends (for Class A shares) divided by the 6/30/03 NAV.

/2/ The S&P 500 Index is an unmanaged index of 500 widely-held common stocks representing all major industries and is designed to measure performance of the broad domestic economy through changes in the aggregate market value of these stocks. The index does not reflect the deduction of expenses associated with a mutual fund. An investor cannot invest directly in an index.

/3/ Source: S&P 500: Bloomberg as of 7/3/03; 10 Year Treasury Notes: Bloomberg as of 7/3/03. The risks of investing in equity REITs are unique and similar to those of directly owing real estate (i.e. regulatory risks, concentration risk and diversification risk). Unlike REITs and stocks, which are volatile and subject to fluctuation in value, U.S. Treasury securities are backed by the U.S. government and, if held to maturity, offer a fixed rate of return and fixed principal value.

/4/ Source: Bloomberg. The total return was calculated for Class A shares at net asset value (without a sales charge). One year return reflecting the maximum sales charge of 5.75% is 9.69%. Inception to date return for Class A shares is 26.59% (23.30% reflecting the maximum sales charge). Past performance is not predictive of future performance. The investment return and net asset value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

--------------------------------------------------------------------------------
Kensington Select Income Fund
--------------------------------------------------------------------------------

Growth of a $10,000 Investment

Period from Fund inception on March 30, 2001 to June 30, 2003

                                    [CHART]

                                   Line chart

                            01-Mar    9423      10000
                                     11090      10264
                                     11217      10410
                            01-Dec   12113      10653
                                     12851      10662
                                     13772      10897
                                     13470      11273
                            02-Dec   14165      11468
                                     14488      11736
                            03-Jun   16027      12251

This chart reflects payment of the maximum sales charge of 5.75% on a hypothetical $10,000 investment (Class A shares). Thus, the net amount invested was $9,425. Results shown include the reinvestment of dividends and capital gains in the Fund and do not take into account income or capital gain taxes. As outlined, in the prospectus, the sales charge is lower for investments of $50,000 or more.

The Index is unmanaged and does not reflect the effects of sales charges, commissions or expenses. It is not possible to invest directly in an index.

--------------------------------------------------------------------------------

Average annual total returns on a $1,000 investment with all distributions reinvested for the periods ended June 30, 2003:

                                        One       Since
CLASS A SHARES/1/                       Year   Inception/2/
-----------------                       ----   ------------
reflecting 5.75% maximum sales charge   9.69%      23.30%

/1/  Performance for other share classes can be found on page 36.

/2/  Fund inception 3/30/01.

Past performance is not indicative of future performance.

From Fund inception on March 30, 2001 through the end of June 2003, the Kensington Select Income Fund generated annualized returns of 26.59%./1/ This compares favorably to both the Merrill Lynch Preferred Index's 9.43% return and the NAREIT Composite Index's 15.49% return over the same time period. The Fund also ranked #2 out of 163 funds in Lipper Analytical Services' realty fund category over this time period./2/

Over the last twelve months approximately 80% of Fund assets were invested in real estate company senior securities, primarily preferred stocks. On average, the senior securities in the portfolio yielded over 8%. Higher yields and modest price appreciation translated into excellent returns relative to REIT common stock.

We took advantage of small, high-quality, non-rated preferred stocks with a significant yield advantage over larger, rated issues--because investors tend to favor rated issues, non-rated preferreds are generally priced more attractively when they come to market. Of course, investing in non-rated preferreds puts a premium on rigorous financial analysis. We are more than willing to do our homework in an effort to enhance portfolio yield.

Keystone Properties Trust Preferred D is a good example of the non-rated issues in the portfolio. Keystone is an industrial REIT with extensive holdings of warehouse properties in northern New Jersey. It came to market yielding 9.125%. Our financial analysis indicated that every $1 to be paid in Keystone Preferred D dividends was covered by $2.20 in earnings, translating into a strong fixed charge coverage ratio of 2.2.

Newcastle Investment Corporation Preferred B is another non-rated issue with similarly strong fundamentals and a 9.75% yield. Newcastle is an externally advised REIT that invests primarily in commercial mortgage backed securities. Newcastle has a great track record in this niche, and with a fixed charge ratio of 1.7, we believe the dividend on its preferred shares is secure./3/

/1/ Source: Bloomberg. The total return was calculated for Class A shares at net asset value (without a sales charge). Inception to date return reflecting the maximum sales charge of 5.75% is 23.30%. One year return for Class A shares is 16.38% (9.69% reflecting the maximum sales charge). The performance data quoted represents past performance and is not an indication of future results. The investment return and net asset value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

/2/ Fund inception date = 3/30/01. Class A share class ranking. For the year ended 6/30/03, the Fund was ranked 2 out of 163 funds within Lipper's realty fund category. The Fund was not ranked for the 5- and 10-year periods. The Lipper ranking is based on total return and does not reflect a sales charge. Past performance is no guarantee of future results.

/3/  Holdings subject to change.

--------------------------------------------------------------------------------
Kensington Select Income Fund
--------------------------------------------------------------------------------

With the economy stuck in first gear and inflation still muted, over the short-term, we are not immediately concerned about interest rate risk. The Fund's portfolio of REIT senior securities has yielded over 8%, versus 3.66% for ten-year Treasuries and 4.20% for ten-year investment grade corporate bonds./1/ With this kind of yield advantage over income generating alternatives, we believe REIT senior securities prices could hold up well even if the economy regains momentum in the year ahead and interest rates trend somewhat higher.

In Conclusion

Over the last several years, modest earnings growth, combined with above average yields and reasonable valuations, produced solid returns. Over the short-term, the fragile economic recovery could restrain growth and the capital appreciation potential of real estate securities may be limited. We believe that dividend yields should continue to serve as a floor for real estate securities prices while producing respectable total returns compared to other equities and government bonds.


/s/ Paul Gray                                    /s/ Joel S. Beam
---------------------------------                -------------------------------
Paul Gray                                        Joel S. Beam
Portfolio Manager                                Portfolio Manager

/1/  Source: Merrill Lynch U.S. Corporate Master Index. 10 Year Treasury Notes:
     Bloomberg as of 7/3/03. The risks of investing in equity REITs are unique and similar to those of directly owning real estate (i.e. regulatory risks, concentration risk and diversification risk). Unlike REITs and stocks, which are volatile and subject to fluctuation in value, U.S. Treasury securities are backed by the U.S. government and, if held to maturity, offer a fixed rate of return and fixed principal value.

Schedule of Portfolio Investments
June 30, 2003 (Unaudited)
                                                           Shares   Market Value
                                                          -------   ------------
Preferred Stock (89.4%)
Real Estate Investment Trusts
Alexandria Real Estate Equities, Incorporated,
   Series B, 9.10%                                        233,400    $ 6,593,550
Anthracite Capital, Incorporated,
   Series C, 9.375%                                       811,000     20,842,700
Apartment Investment & Management
   Company, Class Q, 10.10%                               127,300      3,438,373
Apartment Investment & Management
   Company, Class R, 10.00%                               351,300      9,572,925
Apartment Investment & Management
   Company, Series D, 8.75%                                43,300      1,090,727
Apartment Investment & Management
   Company, Series G, 9.375%                               27,300        754,845
Apartment Investment & Management
   Company, Series H, 9.50%                                86,300      2,169,582
Associated Estates Realty, Series A, 9.75%                239,500      5,951,575
Boykin Lodging Company, Class A, 10.50%                   465,100     12,208,875
CBL & Associates Properties,
   Incorporated, Series B, 8.75%                          167,200      9,170,920
Colonial Properties Trust, Series C, 9.25%                144,500      3,894,275
Colonial Properties Trust, Series D, 8.125%               684,800     17,934,912
Commercial Net Lease Realty, Series A, 9.00%               20,300        558,656
Corporate Office Properties Trust, Series B, 10.00%        30,000        784,500
Corporate Office Properties Trust, Series E, 10.25%        68,500      1,867,310
Corporate Office Properties Trust, Series F, 9.875%       158,400      4,324,320
Crescent Real Estate Equities Company,
   Series B, 9.50%                                        716,800     20,070,400
Crown American Realty Trust, Series A, 11.00%             172,700     10,180,665
Developers Diversified Realty Corporation,
   Class C, 8.375%                                         95,600      2,408,164
Developers Diversified Realty Corporation,
   Class D, 8.68%                                         270,300      6,843,996
Developers Diversified Realty Corporation,
   Class G, 8.00%                                          29,400        768,810
Developers Diversified Realty Corporation,
   Series A, 9.375%                                           700         17,766
Developers Diversified Realty Corporation,
   Series F, 8.60%                                        270,350      7,261,601
EastGroup Properties, Incorporated,
   Series A, 9.00%                                         15,100        384,144
EastGroup Properties, Incorporated,
   Series D, 7.95%                                        400,000     10,000,000

               See accompanying notes to the financial statements.

--------------------------------------------------------------------------------
Kensington Select Income Fund
--------------------------------------------------------------------------------

Schedule of Portfolio Investments
June 30, 2003 (Unaudited) (continued)

                                                           Shares   Market Value
                                                          -------   ------------
Entertainment Properties Trust,
   Series A, 9.50%                                        695,300   $18,807,865
Equity Inns, Incorporated, Series A, 9.50%                 97,500     2,450,175
Federal Realty Investment Trust,
   Series B, 8.50%                                         51,760     1,407,872
FelCor Lodging Trust, Incorporated,
   Series A, $1.95                                        142,000     2,790,300
FelCor Lodging Trust, Incorporated,
   Series B, 9.00%                                        396,900     8,763,552
First Industrial Realty Trust, Incorporated,
   Series D, 7.95%                                         13,800       346,380
First Industrial Realty Trust, Incorporated,
   Series E, 7.90%                                          8,600       216,720
Glenborough Realty Trust, Series A,
   7.75%                                                   62,600     1,511,164
Glimcher Realty Trust, Series B,
   9.25%                                                  301,598     7,561,062
Health Care REIT, Incorporated,
   Series D, 7.875%                                       100,000     2,493,750
Highwoods Properties, Incorporated,
   Series A, 8.625%                                         6,204     5,831,760
Highwoods Properties, Incorporated,
   Series B, 8.00%                                        207,200     5,175,856
Highwoods Properties, Incorporated,
   Series D, 8.00%                                        182,100     4,528,827
Home Properties of New York, Incorporated,
   Series F, 9.00%                                        415,700    11,764,310
Hospitality Properties Trust, Series
   A, 9.50%                                                33,800       886,574
Hospitality Properties Trust, Series
   B, 8.875%                                              350,100     9,470,205
Host Marriott Corporation, Class A,
   10.00%                                                     600        14,970
Host Marriott Corporation, Class C,
   10.00%                                                  27,900       696,663
Host Marriott Corporation, Series B,
   10.00%                                                  12,400       310,000
HRPT Properties Trust, Series A,
   9.875%                                                 325,429     8,981,840
HRPT Properties Trust, Series B,
   8.75%                                                  770,082    21,215,759
Innkeepers USA Trust, Series A, 8.625%                     45,600     1,151,400
iStar Financial, Incorporated,
   Series A, 9.50%/1/                                     813,000    40,649,999
iStar Financial, Incorporated,
   Series B, 9.375%                                        73,500     1,863,225
iStar Financial, Incorporated,
   Series C, 9.20%                                        101,900     2,603,545
iStar Financial, Incorporated,
   Series D, 8.00%                                        174,550     4,386,442
Keystone Properties Trust, Series D,
   9.125%                                                 544,000    15,096,000
Kramont Realty Trust, Series D, 9.50%                      45,300     1,147,902
La Quinta Properties, Incorporated,
   Series A, 9.00%                                        188,600     4,598,068
LaSalle Hotel Properties, Series A,
   10.25%                                                 360,500     9,949,800
Lexington Corporate Properties Trust,
   Series B, 8.05%                                        585,000    15,034,500

               See accompanying notes to the financial statements.

Schedule of Portfolio Investments
June 30, 2003 (Unaudited) (continued)

                                                          Shares    Market Value
                                                          -------   ------------
Mid-America Apartment Communities,
   Incorporated Series A, 9.50%                           197,200   $  5,186,360
Mid-America Apartment Communities,
   Incorporated, Series B, 8.875%                          60,000      1,515,000
Mid-America Apartment Communities,
   Incorporated, Series C, 9.375%                         176,300      4,500,939
Mid-America Apartment Communities,
   Incorporated, Series F, 9.25%                          107,700      2,940,210
Mills Corporation, Series B, 9.00%                        256,000      7,040,000
Mills Corporation, Series C, 9.00%                        138,400      3,806,000
Mills Corporation, Series E, 8.75%                        750,000     19,837,500
National Health Investors, Incorporated,
   Convertible Series, 8.50%                              264,400      6,953,720
Newcastle Investment Corporation,
   Series B, 9.75%                                        553,225     15,047,720
Parkway Properties, Incorporated,
   Series D, 8.00%                                        405,400     10,783,640
Post Properties, Incorporated, Series B, 7.625%            15,000        390,150
Prime Group Realty Trust, Series B, 9.00%                  99,300      2,110,125
PS Business Parks, Incorporated, Series A, 9.25%           78,800      2,044,072
PS Business Parks, Incorporated, Series D, 9.50%           76,400      2,097,944
PS Business Parks, Incorporated, Series F, 8.75%           96,600      2,613,030
Public Storage, Incorporated, Series A,
   Deposit Shares                                         269,350      7,649,540
Ramco - Gershenson Properties Trust,
   Series B, 9.50%                                            100          2,755
Realty Income Corporation, Class B, 9.375%                 33,500        883,060
Sizeler Property Investors, Incorporated,
   Series B, 9.75%/1/                                     289,500      8,308,650
SNH Capital Trust I, Series Z, 10.125%                    101,900      2,779,832
Taubman Centers, Incorporated, Series A, 8.30%            131,300      3,302,195
U.S. Restaurant Properties, Series A, 7.72%                94,000      2,162,000
Urstadt Biddle Properties Trust, Series C, 8.50%/1,2/      95,000      9,458,438
Winston Hotels, Incorporated, Series A, 9.25%             106,800      2,668,932
                                                                    ------------
Total Preferred Stock                                                494,881,888
                                                                    ------------
Real Estate Investment Trusts (25.2%)
Diversified (4.5%)
Capital Automotive REIT                                    24,000        671,760
iStar Financial, Incorporated                             656,400     23,958,600
                                                                    ------------
                                                                      24,630,360
                                                                    ------------

               See accompanying notes to the financial statements.

--------------------------------------------------------------------------------
Kensington Select Income Fund
--------------------------------------------------------------------------------

Schedule of Portfolio Investments
June 30, 2003 (Unaudited)(continued)

                                                        Shares
                                                          of
                                                       Principal
                                                        Amount      Market Value
                                                      -----------   ------------
Industrial (0.3%)
First Industrial Realty Trust, Incorporated                46,730   $  1,476,668
                                                                    ------------
Mortgage (5.5%)
Annaly Mortgage Management, Incorporated                  399,200      7,948,072
Anthracite Capital, Incorporated                          992,200     11,965,932
Anworth Mortgage Asset Corporation                        309,200      4,767,864
MFA Mortgage Investments, Incorporated                    563,000      5,652,520
                                                                    ------------
                                                                      30,334,388
                                                                    ------------
Office Property (12.5%)
American Financial Realty Trust/1,2/                    2,231,300     33,268,683
Koger Equity, Incorporated                                933,600     16,085,928
Mack-Cali Realty Corporation                              312,300     11,361,474
Maguire Properties, Incorporated/3/                       240,700      4,633,475
Prentiss Properties Trust                                 150,800      4,522,492
                                                                    ------------
                                                                      69,872,052
                                                                    ------------
Whole Loans (2.4%)
RAIT Investment Trust                                     492,000     13,038,000
                                                                    ------------
Total Real Estate Investment Trusts                                  139,351,468
                                                                    ------------
Corporate Bonds (10.5%)
Hotels (0.1%)
Starwood Hotels & Resorts, 7.75%, 11/15/25            $   700,000        693,000
                                                                    ------------
Real Estate (2.5%)
LNR Property Corporation, 9.375%,
   03/15/08                                             8,000,000      8,410,000
LNR Property Corporation, 10.50%,
   01/15/09                                             5,100,000      5,469,750
                                                                    ------------
                                                                      13,879,750
                                                                    ------------
Real Estate Investment Trusts (7.9%)
BF Saul REIT, 9.75%, 04/01/08                          10,000,000     10,000,000
Cresent Real Estate Equities Company,
   7.50%, 09/15/07                                        250,000        255,000
Cresent Real Estate Equities Company,
   9.25%, 04/15/09                                      5,000,000      5,400,000
Forest City Enterprises, Incorporated,
   7.625%, 06/01/15                                     7,750,000      8,127,813
Meristar Hospitality Corporation,
   10.50%, 06/15/09                                     5,000,000      5,137,500
Meristar Hospitality Corporation,
   9.125%, 01/15/11                                     6,000,000      5,880,000
Sizeler Property Invest, 9.00%, 07/15/09                8,000,000      8,440,000
                                                                    ------------
                                                                      43,240,313
                                                                    ------------
Total Corporate Bonds                                                 57,813,063
                                                                    ------------

               See accompanying notes to the financial statements.

Schedule of Portfolio Investments
June 30, 2003 (Unaudited) (continued)

                                                     Principal
                                                       Amount     Market Value
                                                     ----------   -------------
Repurchase Agreement (1.5%)
Custodial Trust Company, 1.00%, dated
   06/30/03, due 07/01/03 (Repurchase
   price $8,290,636, collateralized by U.S.
   Treasury Strips)/4/                               $8,290,406   $   8,290,406
                                                                  -------------
Total Investments (Cost $650,551,330)(a) - 126.6%                   700,336,825
Liabilities in excess of other assets - (26.6)%                    (147,266,229)
                                                                  -------------
NET ASSETS - 100.0%                                               $ 553,070,596
                                                                  =============

/1/ The Adviser, using board approved procedures, has deemed all or a portion of these securities to be illiquid.

/2/ Rule 144A, Section 4(2) or other security which is restricted as to resale to institutional investors.

/3/  Represents non-income producing securities.

/4/  Security purchased with the cash proceeds from securities loaned.

(a) Represents cost for financial reporting purposes and differs from market value by unrealized appreciation/depreciation of securities as follows:

     Unrealized appreciation ....................   $51,581,581
     Unrealized depreciation ....................    (1,796,086)
                                                    -----------
     Net unrealized appreciation ................   $49,785,495
                                                    ===========

                                                         Shares   Market Value
                                                         ------   ------------
Securities Sold Short (0.1%)
Preferred Stock (0.0%)
Real Estate Investment Trusts
Health Care REIT, Incorporated, Series B, 8.875%         10,000     $249,700
                                                                    --------
Real Estate Investment Trusts (0.1%)
Diversified
Capital Automotive REIT                                  14,395      402,916
                                                                    --------
Total Securities Sold Short (Proceeds $560,406)                     $652,616
                                                                    ========

               See accompanying notes to the financial statements.

--------------------------------------------------------------------------------
Kensington Select Income Fund
--------------------------------------------------------------------------------

Statement of Assets and Liabilities
June 30, 2003 (Unaudited)

ASSETS

Investments, at value/1/ (cost $642,260,924)                        $692,046,419
Repurchase agreement, at cost                                          8,290,406
                                                                    ------------
Total Investments, (cost $650,551,330)                               700,336,825
Deposits with broker and custodian bank for securities sold short      1,608,766
Interest and dividends receivable                                      5,282,046
Receivable from investments sold                                       3,554,748
Receivable for capital shares issued                                   1,305,549
Prepaid expenses                                                          10,596
                                                                    ------------
   Total Assets                                                      712,098,530
                                                                    ------------
LIABILITIES
Demand loan payable to bank                                          135,963,860
Securities sold short (proceeds $560,406)                                652,616
Payable for return of collateral received for securities on loan       8,290,406
Payable for investments purchased                                     12,516,910
Payable for capital shares redeemed                                      576,747
Accrued expenses and other payables
   Investment advisory fees                                              433,251
   Distribution fees                                                     221,012
   Other                                                                 373,132
                                                                    ------------
   Total Liabilities                                                 159,027,934
                                                                    ------------
NET ASSETS                                                          $553,070,596
                                                                    ============
Capital                                                             $504,532,741
Distributions in excess of net investment income                      (1,066,399)
Accumulated net realized losses on investments and
   securities sold short                                                 (89,031)
Net unrealized appreciation on investments and
   securities sold short                                              49,693,285
                                                                    ------------
      Net Assets                                                    $553,070,596
                                                                    ============
Outstanding units of beneficial interest (shares)
   Class A
      Net Assets                                                    $364,527,827
      Shares outstanding                                              10,323,976
                                                                    ------------
      Redemption price per share                                    $      35.31
                                                                    ============
   Maximum Sales Charge - Class A                                          5.75%
   Maximum Offering Price
      [100%/(100% - Maximum Sales Charge) of net                    ------------
      asset value adjusted to the nearest cent] per share           $      37.46
                                                                    ============
   Class B
      Net Assets                                                    $ 51,535,389
      Shares outstanding                                               1,466,208
                                                                    ------------
      Offering price per share/2/                                   $      35.15
                                                                    ============
   Class C
      Net Assets                                                    $137,007,380
      Shares outstanding                                               3,903,328
                                                                    ------------
      Offering price per share/2/                                   $      35.10
                                                                    ============

/1/  Includes securities on loan of $7,871,116.

/2/  Redemption price per share varies by length of time shares are held.

               See accompanying notes to the financial statements.

Statements of Operations

                                                  PERIOD ENDED     YEAR ENDED
                                                 JUNE 30, 2003   MARCH 31, 2003
                                                 -------------   --------------
                                                  (Unaudited)
INVESTMENT INCOME
Interest income                                   $ 1,150,512      $ 4,100,121
Securities lending income                               3,260            5,393
Dividend income                                     9,696,742       27,758,157
                                                  -----------      -----------
   Total Investment Income                         10,850,514       31,863,671
                                                  -----------      -----------

EXPENSES
Investment advisory fees                            1,201,985        2,926,819
Administration fees                                   223,791          522,872
Distribution fees
   Class A                                            199,020          505,779
   Class B                                            114,545          251,369
   Class C                                            291,357          652,326
Custodian fees                                         23,669           88,616
Transfer agent fees                                   151,636          362,493
Trustees' fees                                          7,451            4,257
Dividend expense on securities sold short              23,915          164,632
Interest expense                                      347,033        1,601,965
Other expenses                                         75,891          286,388
                                                  -----------      -----------
   Total expenses before waivers                    2,660,293        7,367,516
   Less expenses waived by the Adviser                (47,061)        (240,243)
                                                  -----------      -----------
   Net Expenses                                     2,613,232        7,127,273
                                                  -----------      -----------
   Net Investment Income                            8,237,282       24,736,398
                                                  -----------      -----------

REALIZED/UNREALIZED GAINS (LOSSES) FROM
INVESTMENTS, OPTIONS AND SECURITIES SOLD SHORT

Net realized gains (losses) from
   investments and options                          1,502,340       (1,380,343)
Net realized gains (losses) from
   securities sold short                             (243,087)         177,380
Change in unrealized appreciation/
   depreciation from investments,
   options and securities sold short               39,157,024        5,465,124
                                                  -----------      -----------
Net realized/unrealized gains from
   investments, options and
   securities sold short                           40,416,277        4,262,161
                                                  -----------      -----------
Change in net assets resulting
   from operations                                $48,653,559      $28,998,559
                                                  ===========      ===========

               See accompanying notes to the financial statements.

--------------------------------------------------------------------------------
Kensington Select Income Fund
--------------------------------------------------------------------------------

Statements of Changes in Net Assets

                                            PERIOD ENDED      YEAR ENDED       PERIOD ENDED
                                            JUNE 30, 2003   MARCH 31, 2003   MARCH 31, 2002/1/
                                            -------------   --------------   -----------------
                                             (Unaudited)
FROM INVESTMENT ACTIVITIES

OPERATIONS
Net investment income                        $  8,237,282    $  24,736,398     $  4,325,351
Net realized gains (losses)
   from investments and options                 1,502,340       (1,380,343)         441,326
Net realized gains (losses) on
   securities sold short                         (243,087)         177,380         (164,623)
Net change in unrealized appreciation/
   depreciation from investments, options
   and securities sold short                   39,157,024        5,465,124        5,071,137
                                             ------------    -------------     ------------
Change in net assets resulting
   from operations                             48,653,559       28,998,559        9,673,191
                                             ------------    -------------     ------------

DISTRIBUTIONS TO CLASS A SHAREHOLDERS
From net investment income                     (6,466,632)     (17,443,269)      (3,284,182)
From return of capital                                 --               --          (57,438)

DISTRIBUTIONS TO CLASS B SHAREHOLDERS
From net investment income                       (794,990)      (2,015,023)        (450,587)
From return of capital                                 --               --           (7,874)

DISTRIBUTIONS TO CLASS C SHAREHOLDERS
From net investment income                     (2,086,786)      (5,240,067)      (1,005,918)
From return of capital                                 --               --          (17,571)
                                             ------------    -------------     ------------
Change in net assets from distributions
   to shareholders                             (9,348,408)     (24,698,359)      (4,823,570)
                                             ------------    -------------     ------------

CAPITAL TRANSACTIONS
Proceeds from shares issued                   133,674,420      595,795,265      157,684,347
Shares issued in reinvestment
   of distributions                             6,550,484       16,776,495        3,131,309
Payments for shares redeemed                  (28,642,516)    (374,720,654)      (5,633,526)
                                             ------------    -------------     ------------
Change in net assets from
   capital transactions                       111,582,388      237,851,106      155,182,130
                                             ------------    -------------     ------------
Change in net assets                          150,887,539      242,151,306      160,031,751

NET ASSETS
Beginning of period                           402,183,057      160,031,751               --
                                             ------------    -------------     ------------
End of period                                $553,070,596    $ 402,183,057     $160,031,751
                                             ============    =============     ============
Undistributed (distributions in
   excess of) net investment income          $ (1,066,399)   $      44,727     $         --
                                             ============    =============     ============

/1/  From commencement of operations on April 3, 2001.

               See accompanying notes to the financial statements.

                                 PERIOD ENDED      YEAR ENDED      PERIOD ENDED
                                 JUNE 30, 2003   MARCH 31, 2003   MARCH 31, 2002/1/
                                 -------------   --------------   -----------------
                                  (Unaudited)
Capital Transactions:
Class A:
   Proceeds from shares issued    $ 96,735,972    $ 477,989,370     $119,245,435
   Dividends reinvested              4,653,600       12,051,376        2,234,526
   Cost of shares redeemed         (26,208,778)    (348,182,666)      (4,995,776)
                                  ------------    -------------     ------------
   Change                         $ 75,180,794    $ 141,858,080     $116,484,185
                                  ============    =============     ============

Class B:
   Proceeds from shares issued    $  7,705,261    $  27,905,475     $ 10,443,075
   Dividends reinvested                471,182        1,147,112          197,034
   Cost of shares redeemed            (409,795)        (981,190)        (149,979)
                                  ------------    -------------     ------------
   Change                         $  7,766,648    $  28,071,397     $ 10,490,130
                                  ============    =============     ============

Class C:
   Proceeds from shares issued    $ 29,233,187    $  89,900,420     $ 27,995,837
   Dividends reinvested              1,425,702        3,578,007          699,749
   Cost of shares redeemed          (2,023,943)     (25,556,798)        (487,771)
                                  ------------    -------------     ------------
   Change                         $ 28,634,946    $  67,921,629     $ 28,207,815
                                  ============    =============     ============

Share Transactions:
Class A:
   Issued                            2,846,458       14,891,132        3,923,593
   Reinvested                          134,418          375,981           74,165
   Redeemed                           (764,146)     (10,992,093)        (165,532)
                                  ------------    -------------     ------------
   Change                            2,216,730        4,275,020        3,832,226
                                  ============    =============     ============

Class B:
   Issued                              228,864          875,245          353,978
   Reinvested                           13,669           35,986            6,642
   Redeemed                            (12,057)         (30,977)          (5,142)
                                  ------------    -------------     ------------
   Change                              230,476          880,254          355,478
                                  ============    =============     ============

Class C:
   Issued                              864,511        2,809,143          942,415
   Reinvested                           41,411          112,280           23,540
   Redeemed                            (59,620)        (814,156)         (16,196)
                                  ------------    -------------     ------------
   Change                              846,302        2,107,267          949,759
                                  ============    =============     ============

/1/  From commencement of operations on April 3, 2001.

               See accompanying notes to the financial statements.

--------------------------------------------------------------------------------
Kensington Select Income Fund
--------------------------------------------------------------------------------

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the period indicated.

                                                                  Investment Activities
                                                    ----------------------------------------------------
                                                                 Net Realized/
                                                                  Unrealized
                                                                   Gains on
                                        Net Asset                 Investments,     Total
                                          Value,       Net        Options and       From         Net
                                        Beginning   Investment    Securities     Investment   Investment
                                        of Period     Income      Sold Short     Activities     Income
                                        ---------   ----------   -------------   ----------   ----------
Kensington Select Income Fund Class A
   Period Ended June 30, 2003 *           $32.50       0.55           2.89          3.44        (0.63)
   Year Ended March 31, 2003              $31.18       2.57           1.29          3.86        (2.54)
   Period Ended March 31, 2002 **         $25.00       2.51           6.29          8.80        (2.58)

Kensington Select Income Fund Class B
   Period Ended June 30, 2003 *           $32.35       0.52           2.84          3.36        (0.56)
   Year Ended March 31, 2003              $31.08       2.26           1.35          3.61        (2.34)
   Period Ended March 31, 2002 **         $25.00       2.45           6.12          8.57        (2.45)

Kensington Select Income Fund Class C
   Period Ended June 30, 2003 *           $32.30       0.51           2.85          3.36        (0.56)
   Year Ended March 31, 2003              $31.06       2.28           1.31          3.59        (2.35)
   Period Ended March 31, 2002 **         $25.00       2.46           6.12          8.58        (2.48)

*    Unaudited.
**   From commencement of operations on April 3, 2001.
(a)  Total return excludes sales charge.
(b)  Excludes dividend and interest expense.
(c)  Includes dividend and interest expense.
(d) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.
(e)  Not annualized.
(f)  Annualized.

               See accompanying notes to the financial statements.

  Less Dividends from                                              Ratios/Supplemental Data
-----------------------                           -----------------------------------------------------------
                                                             Ratio of    Ratio of     Ratio of
                                                     Net     Expenses    Expenses        Net
                          Net Asset                Assets,      to          to       Investment
Return                      Value,                 End of     Average     Average    Income to
  of          Total         End of      Total      Period       Net         Net        Average     Portfolio
Capital   Distributions     Period    Return(a)    (000's)   Assets(b)   Assets(c)   Net Assets   Turnover(d)
-------   -------------   ---------   ---------   --------   ---------   ---------   ----------   -----------
    --       (0.63)         $35.31    10.62%(e)   $364,528    1.60%(f)    1.91%(f)     7.10%(f)       4.61%
    --       (2.54)         $32.50    12.74%      $263,459    1.60%       2.18%        8.73%         49.59%
 (0.04)      (2.62)         $31.18    36.37%(e)   $119,483    1.60%(f)    2.16%(f)    11.00%(f)      33.27%


    --       (0.56)         $35.15    10.42%(e)   $ 51,535    2.35%(f)    2.66%(f)     6.31%(f)       4.61%
    --       (2.34)         $32.35    11.89%      $ 39,973    2.35%       3.00%        7.75%         49.59%
 (0.04)      (2.49)         $31.08    35.41%(e)   $ 11,049    2.35%(f)    3.04%(f)     9.94%(f)      33.27%


    --       (0.56)         $35.10    10.44%(e)   $137,007    2.35%(f)    2.66%(f)     6.40%(f)       4.61%
    --       (2.35)         $32.30    11.87%      $ 98,752    2.35%       3.00%        7.85%         49.59%
 (0.04)      (2.52)         $31.06    35.42%(e)   $ 29,499    2.35%(f)    3.00%(f)    10.07%(f)      33.27%

--------------------------------------------------------------------------------
Kensington Select Income Fund
--------------------------------------------------------------------------------

Other Share Class Results (Unaudited)

AVERAGE ANNUAL RETURN
FOR PERIODS ENDED JUNE 30, 2003                              ONE        SINCE
WITH ALL DISTRIBUTIONS REINVESTED                           YEAR    INCEPTION/1/
--------------------------------------------------------------------------------
CLASS B SHARES
not reflecting CDSC/2/                                      15.54%     25.67%
reflecting applicable CDSC                                  10.54%     24.66%

CLASS C SHARES
not reflecting CDSC/2/                                      15.53%     25.67%
reflecting applicable CDSC                                  14.53%     25.67%

/1/ Fund inception 3/30/01. While the Class B and Class C shares were initially offered for purchase effective March 30, 2001, no shareholder activity occurred until April 3, 2001.

/2/ CDSC= contingent deferred sales charge, price per share varies by length of time shares are held.

Past performance is not predictive of future performance.

                       This page intentionally left blank

--------------------------------------------------------------------------------
Kensington Strategic Realty Fund
--------------------------------------------------------------------------------

Results at a Glance

------------------------------------------------------------------------------------
AVERAGE ANNUAL RETURN
FOR PERIODS ENDED
JUNE 30, 2003 WITH ALL              ONE    THREE      SINCE           AGGREGATE
DISTRIBUTIONS REINVESTED           YEAR    YEAR    INCEPTION/1/   SINCE INCEPTION/1/
------------------------------------------------------------------------------------
Kensington Strategic Realty Fund   7.26%   18.27%     25.98%          140.09%
NAREIT Composite Index/2/          5.81%   15.90%     14.98%           69.75%
S&P 500/3/                         0.25%  -11.19%     -6.34%          -22.01%
------------------------------------------------------------------------------------

Fund results in this report were calculated for Class A shares at net asset value (without the maximum sales charge of 5.75%) unless otherwise indicated. Since inception return reflecting the maximum sales charge of 5.75% is 24.03%. Results for other share classes can be found on page 54.

/1/  Fund inception 9/15/99.

/2/ The NAREIT Composite Index is an unmanaged index consisting of approximately 200 Real Estate Investment Trust stocks. The Index does not reflect the deduction of expenses associated with a mutual fund. It is not possible to invest directly in an index.

/3/ The S&P 500 Index is an unmanaged index of 500 widely-held common stocks representing all major industries and is designed to measure performance of the broad domestic economy through changes in the aggregate market value of these stocks. The Index does not reflect the deduction of expenses associated with a mutual fund. It is not possible to invest directly in an index.

     Past performance is not predictive of future performance. Investment return and net asset value will fluctuate so that investor's shares, when redeemed, may be worth more or less than original cost. Performance is as of date indicated and may differ from current performance due to market volatility. To obtain more current performance information, please call 1-877-833-7114.

Management's Discussion and Analysis

The Kensington Strategic Realty Fund paid quarterly dividends during the twelve-month period ended June 30, 2003 which brings the Fund's twelve month dividend yield to 6.01%/1/ and its 30-day SEC yield to 5.59%. The Strategic Realty Fund's dividend continued government bonds. For example, the S&P 500 dividend yield is 1.64%/2/ and the dividend yield on 10 Year Treasury Notes is 3.66% (as of 6/30/03)./3/

                               YIELD COMPARISON/3/

                                    [CHART]

                                   Bar chart

Kensington Strategic Realty Fund   6.01%

10 Year Treasury Notes             3.66%

S&P 500                            1.64%

On a total return basis, the Kensington Strategic Realty Fund finished the year ended June 30, 2003 with a gain (7.26%/4/), while the NAREIT Composite Index posted a total return of 5.81% and the S&P 500 Index posted a modest gain of 0.25%.

/1/ Kensington Strategic Realty Fund dividend rate is the sum of the trailing 12 months of dividends (for Class A shares) divided by the 6/30/03 NAV.

/2/ The S&P 500 Index is an unmanaged index of 500 widely-held common stocks representing all major industries and is designed to measure performance of the broad domestic economy through changes in the aggregate market value of these stocks. The index does not reflect the deduction of expenses associated with a mutal fund. An investor cannot invest directly in an index.

/3/ Source: S&P 500: Bloomberg as of 7/3/03; 10 Year Treasury Notes: Bloomberg as of 7/3/03. The risks of investing in equity REITs are unique and similar to those of directly owing real estate (i.e. regulatory risks, concentration risk and diversification risk). Unlike REITs and stocks, which are volatile and subject to fluctuation in value, U.S. Treasury securities are backed by the U.S. government and, if held to maturity, offer a fixed rate of return and fixed principal value.

/4/ Source: Bloomberg. The total return was calculated for Class A shares at net asset value (without a sales charge). One year return reflecting the maximum sales charge of 5.75% is 1.10%. Three year return for Class A shares is 18.27% (15.96% reflecting the maximum sales charge). Inception to date return for Class A shares is 25.98% (24.03% reflecting the maximum sales charge). Past performance is not predictive of future performance. The investment return and net asset value will fluctuate so that an investor's shares,when redeemed may be worth more or less than their original cost.

--------------------------------------------------------------------------------
Kensington Strategic Realty Fund
--------------------------------------------------------------------------------

Growth of a $10,000 Investment

Period from commencement on September 15, 1999 to June 30, 2003

                                    [CHART]

                                   Line chart

                            Sep-99    9425      10000
                            Dec-99   11511       9647
                                     11721       9863
                                     13680      10930
                                     14956      11727
                            Dec-00   14626      12144
                                     15816      12272
                                     18086      13669
                                     17967      13331
                            01-Dec   19035      14027
                                     19901      15193
                                     21092      16043
                                     19242      14627
                            02-Dec   19820      14759
                                     19923      14881
                            03-Jun   22624      16975

This chart reflects payment of the maximum sales charge of 5.75% on a hypothetical $10,000 investment (Class A shares). Thus, the net amount invested was $9,425. Results shown include the reinvestment of dividends and capital gains in the Fund and do not take into account income or capital gain taxes. As outlined in the prospectus, the sales charge is lower for investments of $50,000 or more.

The Index is unmanaged and does not reflect the effects of sales charges, commissions or expenses. It is not possible to invest directly in an index.

--------------------------------------------------------------------------------

Average annual total returns on a $1,000 investment with all distributions reinvested for the periods ended June 30, 2003:

                                                      One   Three      Since
CLASS A SHARES/1/                                    Year    Year   Inception/2/
--------------------------------------------------------------------------------
reflecting 5.75% maximum sales charge                1.10%  15.96%     24.03%

/1/  Performance for other share classes can be found on page 54.

/2/  Fund inception 9/15/99.

Past performance is not predictive of future performance.

From inception on September 15, 1999 through the close of this reporting period, the Fund has generated average annual returns of 25.98%, making it the #1 ranked realty fund out of 123 realty funds in Lipper Analytical Services' realty fund category over this time period./1/

Our concern that the sluggish economy would restrain real estate companies' earnings growth caused us to maintain the Funds's cautious approach throughout the year ended June 30, 2003. This primarily caused us to trade potential earnings growth for potentially higher current yield. For example, we invested about 20% of Fund assets in real estate company senior securities, further enhancing portfolio yield./2/ Finally, we used a small part of the Fund's capital to hedge against economic and market risk by selectively shorting what we believed to be the most overvalued REITs.

This cautious approach caused us to miss some opportunities, most notably in the regional mall sector, where respectable earnings gains translated into positive price performance. However, as evidenced by the Fund's superior returns relative to the NAREIT Composite Index, in general, this strategy worked to our advantage.

In view of ongoing economic uncertainty, we remain biased toward higher yielding REITs with strong balance sheets.

iStar Financial, Inc. is a good example of our approach. iStar owns a portfolio of net leased office properties and also provides structured financing to owners of real estate all across the country. We believe the management team at iStar is one of the most talented in the sector. The company's results demostrate this, with great credit metrics, impressive returns on assets and equity, and a history of solid earnings and dividend growth. With a current yield of 7% and a long-term growth rate, which we believe will be approximately 5%, iStar is well suited for the Fund's strategy.

/1/ Class A share ranking within Lipper's realty fund category. The Lipper ranking is based on total return and does not reflect a sales charge. Past performance is no guarantee of future results. Kensington Strategic Realty Fund inception date is 9/15/99. For the 1-year period ended 6/30/03, Kensington Strategic Realty Fund ranked 39 out of 163 funds, and ranked 5 out of 135 funds for the 3-year period; the Fund was not ranked for the 5- and 10-year periods.

/2/  Holdings subject to change.

--------------------------------------------------------------------------------
Kensington Strategic Realty Fund
--------------------------------------------------------------------------------

Equity Office Properties Trust (EOP) is another good example. We began accumulating EOP when it was trading below $24 per share, yielding 8.5%, and selling at a 20% discount to the estimated value of its property portfolio. In our view, this was too cheap for the nation's largest office REIT with a strong balance sheet, exceptional management track record, and a dominant national position in the office sector. Although its price has risen since we added to our position, we still think EOP presents good long-term value.

Despite our yield bias, pricing in the hotel sector intrigues us and we have begun to make some investments there. Dividends have been significantly reduced and or suspended altogether due to sharp earnings declines in the distressed hospitality industry. However, hotel companies are now trading at historically unprecedented discounts to normalized net asset values. We believe well financed hotel companies that can survive these tough times should perform quite well if the hospitality industry recovers and operating leverage translates into larger earnings gains. We plan to move cautiously in this area.

In Conclusion

Over the last several years, real estate securities have significantly outperformed most other market sectors. Modest earnings growth, combined with above average yields and reasonable valuations, produced solid returns. Over the short-term, the fragile economic recovery may restrain growth and the capital appreciation potential of real estate securities may be limited. We believe that dividend yields should continue to serve as a floor for real estate securities prices while producing respectable total returns compared to the broad equities market and government bonds.


/s/ Paul Gray
-----------------------
Paul Gray
Portfolio Manager

Schedule of Portfolio Investments
June 30, 2003 (Unaudited)

                                                          Shares    Market Value
                                                          -------   ------------
Common Stock (2.5%)
Financial Services (0.0%)
Friedman, Billings, Ramsey Group,
   Incorporated, Class A                                    9,000    $   120,600
                                                                     -----------

Real Estate (2.5%)
Wellsford Real Properties, Incorporated/1/                500,150      7,707,312
                                                                     -----------
Total Common Stock                                                     7,827,912
                                                                     -----------

Preferred Stock (36.8%)
Real Estate Investment Trusts
Apartment Investment & Management Company,
   Class D, 8.75%                                         148,658      3,744,695
Apartment Investment & Management Company,
   Class Q, 10.10%                                        110,700      2,990,007
Associated Estates Realty, Series A, 9.75%                 22,900        569,065
Boykin Lodging Company, Series A, 10.50%                   10,000        262,500
CBL & Associates Properties, Incorporated,
   Series B, 8.75%                                         86,700      4,755,495
Colonial Properties Trust, Series D, 8.125%               235,000      6,154,650
Corporate Office Properties Trust, Series B, 10.00%        68,300      1,786,045
Corporate Office Properties Trust, Series F, 9.875%         3,500         95,550
Crescent Real Estate Equities Company,
   Series B, 9.50%                                          4,500        126,000
Crown American Realty Trust, Series A, 11.00%             256,600     15,126,570
Entertainment Properties Trust, Series A, 9.50%           521,000     14,093,050
Equity Inns, Incorporated, Series A, 9.50%                 22,700        570,451
FelCor Lodging Trust, Incorporated,
   Series B, 9.00%                                        242,800      5,361,024
Glimcher Realty Trust, Series B, 9.25%                    119,000      2,983,330
HRPT Properties Trust, Series A, 9.875%                    64,056      1,767,946
iStar Financial, Incorporated, Series A, 9.50%/2/         220,000     11,000,000
iStar Financial, Incorporated, Series B, 9.375%           131,340      3,329,469
iStar Financial, Incorporated, Series C, 9.20%             89,300      2,281,615
La Quinta Corporation, Series A, 9.00%                     59,700      1,455,486
LaSalle Hotel Properties, Series A, 10.25%                244,600      6,750,960
Mills Corporation, Series B, 9.00%                        183,000      5,032,500
Mills Corporation, Series C, 9.00%                        119,300      3,280,750
Newcastle Investment Corporation,
   Series B, 9.75%                                        423,000     11,505,600
Prime Group Realty Trust, Series B, 9.00%                     100          2,125
Public Storage, Incorporated,
   Series A, Deposit Shares                               216,900      6,159,960
Taubman Centers, Incorporated,
   Series A, 8.30%                                         60,000      1,509,000
Winston Hotels, Incorporated, Series A, 9.25%              37,700        942,123
                                                                     -----------
Total Preferred Stock                                                113,635,966
                                                                     -----------

              See accompanying notes to the financial statements.

--------------------------------------------------------------------------------
Kensington Strategic Realty Fund
--------------------------------------------------------------------------------

Schedule of Portfolio Investments
June 30, 2003 (Unaudited) (continued)
                                                         Shares     Market Value
                                                        ---------   ------------
Real Estate Investment Trusts (96.9%)
Apartments (6.0%)
Apartment Investment & Management
   Company, Class A                                        93,200    $ 3,224,720
Avalonbay Communities, Incorporated                        56,500      2,409,160
BRE Properties, Incorporated, Class A                      42,000      1,394,400
Equity Residential Properties Trust                       380,900      9,884,355
Post Properties, Incorporated                              57,900      1,534,350
Summit Properties, Incorporated                             5,000        103,250
                                                                     -----------
                                                                      18,550,235
                                                                     -----------
Diversified (16.7%)
Colonial Properties Trust                                  85,000      2,991,150
Duke-Weeks Realty Corporation                             219,900      6,058,245
First Union Real Estate                                 3,477,250      6,293,823
iStar Financial, Incorporated                             420,400     15,344,599
Keystone Property Trust                                    18,500        342,435
Lexington Corporate Properties Trust                      225,800      3,996,660
Liberty Property Trust                                    210,005      7,266,173
Vornado Realty Trust                                      212,825      9,279,170
                                                                     -----------
                                                                      51,572,255
                                                                     -----------
Health Care (0.9%)
Ventas, Incorporated                                      180,000      2,727,000
                                                                     -----------
Hotel/Restaurant (2.6%)
Hospitality Properties Trust                              152,500      4,765,625
LaSalle Hotel Properties                                  162,500      2,401,750
Meristar Hospitality Corporation                          168,000        863,520
                                                                     -----------
                                                                       8,030,895
                                                                     -----------
Industrial (9.1%)
AMB Property Corporation                                   44,400      1,250,748
First Industrial Realty Trust, Incorporated                59,100      1,867,560
Prime Group Realty Trust/1/                             1,656,900      9,610,020
ProLogis Trust                                            224,200      6,120,660
PS Business Parks, Incorporated, Class A                  259,700      9,167,410
                                                                     -----------
                                                                      28,016,398
                                                                     -----------
Mortgage (9.1%)
Annaly Mortgage Management, Incorporated                  323,650      6,443,872
Anthracite Capital, Incorporated                          820,800      9,898,848
Anworth Mortgage Asset Corporation                         94,300      1,454,106
Arbor Realty Trust /1,3/                                   73,640      5,523,000
Luminent Mortgage Capital, Incorporated/1,3/              305,300      4,686,355
                                                                     -----------
                                                                      28,006,181
                                                                     -----------
Office Property (32.9%)
American Financial Realty Trust/2,3/                    1,808,300     26,961,752
Arden Realty, Incorporated                                206,600      5,361,270

               See accompanying notes to the financial statements.

Schedule of Portfolio Investments
June 30, 2003 (Unaudited) (continued)

                                                        Shares
                                                          or
                                                       Principal
                                                         Amount       Market Value
                                                     -------------   -------------
Boston Properties, Incorporated                            94,460    $   4,137,348
CarrAmerica Realty Corporation                            272,500        7,578,225
Equity Office Properties Trust                            765,900       20,686,958
Koger Equity, Incorporated                                716,450       12,344,434
Mack-Cali Realty Corporation                              390,600       14,210,028
Maguire Properties, Incorporated/1/                       173,500        3,339,875
Prentiss Properties Trust                                 224,615        6,736,204
                                                                     -------------
                                                                       101,356,094
                                                                     -------------

Retail (14.7%)
CBL & Associates Properties, Incorporated                  10,000          430,000
Developers Diversified Realty Corporation                   5,000          142,200
Federal Realty Investment Trust                           226,300        7,241,600
General Growth Properties, Incorporated                    61,900        3,865,036
Kimco Realty Corporation                                   62,900        2,383,910
Kramont Realty Trust                                      434,800        7,174,200
Macerich Company                                          136,000        4,777,680
Malan Realty Investors, Incorporated /1/                  263,400        1,143,156
Regency Centers Corporation                               145,300        5,082,594
Simon Property Group, Incorporated                        239,200        9,335,976
Taubman Centers, Incorporated                             202,200        3,874,152
                                                                     -------------
                                                                        45,450,504
                                                                     -------------
Storage (0.4%)
Public Storage, Incorporated                               40,000        1,354,800

Whole Loans (4.5%)
RAIT Investment Trust                                     519,275       13,760,788
                                                                     -------------
Total Real Estate Investment Trusts                                    298,825,150
                                                                     -------------

Corporate Bonds (2.6%)
Real Estate Investment Trusts
BF Saul REIT, 9.75%, 04/01/08                          $8,000,000        8,000,000
                                                                     -------------

Repurchase Agreement (0.7%)
Custodial Trust Company, 1.00%, dated
   06/30/03, due 07/01/03 (Repurchase
   price $2,057,580, collateralized by U.S.
   Treasury Strips)/4/                                  2,057,523        2,057,523
                                                                     -------------

Total Investments (Cost $388,963,317) (a) - 139.5%                     430,346,551
                                                                     -------------
Liabilities in excess of other assets - (39.5)%                       (121,775,543)
                                                                     -------------
NET ASSETS - 100.0%                                                  $ 308,571,008
                                                                     =============

/1/  Represents non-income producing securities.

/2/ The Adviser, using board approved procedures, has deemed all or a portion of these securities to be illiquid.

/3/ Rule 144A, Section 4(2) or other security which is restricted as to resale to institutional investors.

               See accompanying notes to the financial statements.

--------------------------------------------------------------------------------
Kensington Strategic Realty Fund
--------------------------------------------------------------------------------

Schedule of Portfolio Investments
June 30, 2003 (Unaudited)(continued)

/4/ Security purchased with the cash proceeds from securities loaned.

(a) Represents cost for financial reporting purposes and differs from market value by net unrealized appreciation/depreciation of securities as follows:

     Unrealized appreciation ....................................   $45,896,920
     Unrealized depreciation ....................................    (4,513,686)
                                                                    -----------
     Net unrealized appreciation ................................   $41,383,234
                                                                    ===========

                                                           Shares   Market Value
                                                          -------   ------------
Securities Sold Short (6.8%)
Real Estate Investment Trusts
Apartments (3.0%)
Essex Property Trust, Incorporated                         63,700   $ 3,646,825
Town & Country Trust                                      238,400     5,542,800
                                                                    -----------
                                                                      9,189,625
                                                                    -----------
Diversified (0.1%)
Keystone Property Trust                                    14,200       262,842
                                                                    -----------
Industrial (1.1%)
CenterPoint Properties Corporation                         56,500     3,460,625
                                                                    -----------
Mortgage (0.0%)
Capstead Mortgage Corporation                               2,500        28,175
                                                                    -----------
Office Property (0.5%)
Corporate Office Properties Trust                          74,900     1,268,057
Parkway Properties, Incorporated                            6,300       264,915
                                                                    -----------
                                                                      1,532,972
                                                                    -----------
Retail (2.1%)
Chelsea Properties Group                                   38,200     1,539,842
Tanger Factory                                             17,000       562,360
Ramco-Gershenson Properties Trust                          75,600     1,761,480
Realty Income Corporation                                  10,000       380,800
Weingarten Realty Investors                                56,100     2,350,590
                                                                    -----------
                                                                      6,595,072
                                                                    -----------
Total Securities Sold Short (Proceeds $18,708,750)                  $21,069,311
                                                                    ===========

               See accompanying notes to the financial statements.

Statement of Assets and Liabilities
June 30, 2003 (Unaudited)

ASSETS
Investments, at value/1/ (cost $386,905,794)                       $428,289,028
Repurchase agreement, at cost                                         2,057,523
                                                                   ------------
Total Investments, (cost $388,963,317)                              430,346,551
Deposits with broker and custodian bank for
   securities sold short                                             23,577,484
Interest and dividends receivable                                     3,406,521
Receivable for investments sold                                       5,623,618
Receivable for capital shares issued                                    907,985
Prepaid expenses                                                         12,935
                                                                   ------------
      Total Assets                                                  463,875,094
                                                                   ------------
LIABILITIES
Demand loan payable to bank                                         113,239,661
Securities sold short (proceeds $18,708,750)                         21,069,311
Payable for return of collateral received for
   securities on loan                                                 2,057,523
Payable for investments purchased                                    17,842,636
Payable for capital shares redeemed                                     231,813
Accrued expenses and other payables
   Investment advisory fees                                             365,606
   Distribution fees                                                    124,419
   Other                                                                373,117
                                                                   ------------
   Total Liabilities                                                155,304,086
                                                                   ------------
NET ASSETS                                                         $308,571,008
                                                                   ============
Capital                                                            $273,794,435
Distributions in excess of net investment income                       (434,463)
Net realized loss on investments, options and
   securities sold short                                             (3,811,637)
Net unrealized appreciation on investments and
   securities sold short                                             39,022,673
                                                                   ------------
   Net Assets                                                      $308,571,008
                                                                   ============
Outstanding units of beneficial interest (shares)
   Class A
      Net Assets                                                   $202,931,918
      Shares outstanding                                              4,857,695
                                                                   ------------
      Redemption price per share                                   $      41.78
                                                                   ============
   Maximum Sales Charge - Class A                                          5.75%
   Maximum Offering Price
      [100%/(100%-Maximum Sales Charge) of net asset value         ------------
      adjusted to the nearest cent] per share                      $      44.33
                                                                   ============
   Class B
      Net Assets                                                   $ 35,096,741
      Shares outstanding                                                845,416
                                                                   ------------
      Offering price per share/2/                                  $      41.51
                                                                   ============
   Class C
      Net Assets                                                   $ 70,542,349
      Shares outstanding                                              1,700,211
                                                                   ------------
      Offering price per share/2/                                  $      41.49
                                                                   ============

/1/  Includes securities on loan of $1,991,556.

/2/  Redemption price per share varies by length of time shares are held.

               See accompanying notes to the financial statements.

--------------------------------------------------------------------------------
Kensington Strategic Realty Fund
--------------------------------------------------------------------------------

Statements of Operations

                                                  PERIOD ENDED      YEAR ENDED
                                                  JUNE 30, 2003   MARCH 31, 2003
                                                  -------------   --------------
                                                   (Unaudited)
INVESTMENT INCOME
Interest income                                    $   288,949     $  1,884,357
Securities lending income                                  709           22,098
Dividend income                                      6,292,449       21,839,289
                                                   -----------     ------------
   Total Investment Income                           6,582,107       23,745,744
                                                   -----------     ------------

EXPENSES
Investment advisory fees                             1,101,833        4,167,856
Administration fees                                    131,216          445,705
Distribution fees
   Class A                                             116,650          424,501
   Class B                                              79,894          271,119
   Class C                                             156,123          502,218
Custodian fees                                          20,667           99,369
Transfer agent fees                                    112,353          388,072
Trustees' fees                                           4,092            2,389
Dividend expense on securities sold short              801,619        2,441,158
Interest expense                                       328,049        1,961,081
Recoupment of prior expenses reimbursed
   by the Adviser                                       37,644           99,928
Other expenses                                          45,336          221,025
                                                   -----------     ------------
   Total expenses before waivers                     2,935,476       11,024,421
   Less expenses waived by the Adviser                      --          (20,818)
                                                   -----------     ------------
   Net Expenses                                      2,935,476       11,003,603
                                                   -----------     ------------
   Net Investment Income                             3,646,631       12,742,141
                                                   -----------     ------------

REALIZED/UNREALIZED GAINS (LOSSES) FROM
INVESTMENTS, OPTIONS AND SECURITIES SOLD SHORT
Net realized gains from investments
   and options                                       4,516,792        2,069,518
Net realized gains (losses) from
   securities sold short                            (2,990,643)         192,019
Change in unrealized appreciation/
   depreciation from investments,
   options and securities sold short                30,070,625      (17,588,850)
                                                   -----------     ------------
Net realized/unrealized gains (losses) from
   investments, options and
   securities sold short                            31,596,774      (15,327,313)
                                                   -----------     ------------
Change in net assets resulting
   from operations                                 $35,243,405     $ (2,585,172)
                                                   ===========     ============

               See accompanying notes to the financial statements.

Statements of Changes in Net Assets

                                           PERIOD ENDED      YEAR ENDED       YEAR ENDED
                                           JUNE 30, 2003   MARCH 31, 2003   MARCH 31, 2002
                                           -------------   --------------   --------------
                                            (Unaudited)
FROM INVESTMENT ACTIVITIES

OPERATIONS
Net investment income                      $  3,646,631    $  12,742,141     $  6,740,514
Net realized gains from investments
   and options                                4,516,792        2,069,518       15,024,064
Net realized gains (losses) from
   securities sold short                     (2,990,643)         192,019         (784,270)
Change in unrealized appreciation/
   depreciation from investments,
   options and securities sold short         30,070,625      (17,588,850)      17,129,683
                                           ------------    -------------     ------------
Change in net assets resulting
   from operations                           35,243,405       (2,585,172)      38,109,991
                                           ------------    -------------     ------------
DISTRIBUTIONS TO
CLASS A SHAREHOLDERS
From net investment income                   (2,814,905)     (10,774,718)      (8,164,547)
From net realized gains from investments
   and securities sold short                         --       (6,126,828)      (4,346,779)

DISTRIBUTIONS TO
CLASS B SHAREHOLDERS
From net investment income                     (421,341)      (1,575,949)      (1,031,380)
From net realized gains from investments
   and securities sold short                         --       (1,043,652)        (644,079)

DISTRIBUTIONS TO
CLASS C SHAREHOLDERS
From net investment income                     (844,848)      (2,933,154)      (1,886,845)
From net realized gains from investments
   and securities sold short                         --       (1,968,616)      (1,169,160)
                                           ------------    -------------     ------------
Change in net assets from distributions
   to shareholders                           (4,081,094)     (24,422,917)     (17,242,790)
                                           ------------    -------------     ------------
CAPITAL TRANSACTIONS
Proceeds from shares issued                  39,861,900      164,082,978      137,697,012
Shares issued in reinvestment
   of distributions                           3,217,295       19,412,060       12,935,616
Payments for shares redeemed                (19,891,829)    (141,269,523)     (54,889,406)
                                           ------------    -------------     ------------
Change in net assets from
   capital transactions                      23,187,366       42,225,515       95,743,222
                                           ------------    -------------     ------------
Change in net assets                         54,349,677       15,217,426      116,610,423

NET ASSETS
Beginning of period                         254,221,331      239,003,905      122,393,482
                                           ------------    -------------     ------------
End of period                              $308,571,008    $ 254,221,331     $239,003,905
                                           ============    =============     ============
Distributions in excess of net
   investment income                       $   (434,463)   $          --     $         --
                                           ============    =============     ============

               See accompanying notes to the financial statements.

--------------------------------------------------------------------------------
Kensington Strategic Realty Fund
--------------------------------------------------------------------------------

Statements of Changes in Net Assets (continued)

                                 PERIOD ENDED      YEAR ENDED       YEAR ENDED
                                 JUNE 30, 2003   MARCH 31, 2003   MARCH 31, 2002
                                 -------------   --------------   --------------
                                  (Unaudited)
Capital Transactions:
Class A:
   Proceeds from shares issued   $ 26,614,130    $ 127,388,249     $106,835,371
   Dividends reinvested             2,186,797       13,001,259        8,829,331
   Cost of shares redeemed        (16,954,057)    (123,931,752)     (48,704,075)
                                 ------------    -------------     ------------
   Change                        $ 11,846,870    $  16,457,756     $ 66,960,627
                                 ============    =============     ============

Class B:
   Proceeds from shares issued   $  3,567,686    $  10,622,882     $ 10,434,084
   Dividends reinvested               334,702        2,178,280        1,411,891
   Cost of shares redeemed         (1,285,582)      (4,984,862)        (703,237)
                                 ------------    -------------     ------------
   Change                        $  2,616,806    $   7,816,300     $ 11,142,738
                                 ============    =============     ============

Class C:
   Proceeds from shares issued   $  9,680,084    $  26,071,847     $ 20,427,557
   Dividends reinvested               695,796        4,232,521        2,694,394
   Cost of shares redeemed         (1,652,190)     (12,352,909)      (5,482,094)
                                 ------------    -------------     ------------
   Change                        $  8,723,690    $  17,951,459     $ 17,639,857
                                 ============    =============     ============

Share Transactions:
Class A:
   Issued                             674,765        3,199,069        2,672,235
   Reinvested                          53,206          339,380          226,806
   Redeemed                          (435,199)      (3,158,069)      (1,216,590)
                                 ------------    -------------     ------------
   Change                             292,772          380,380        1,682,451
                                 ============    =============     ============

Class B:
   Issued                              90,154          267,666          264,868
   Reinvested                           8,193           57,328           36,466
   Redeemed                           (32,790)        (129,550)         (18,015)
                                 ------------    -------------     ------------
   Change                              65,557          195,444          283,319
                                 ============    =============     ============
Class C:
   Issued                             243,763          661,034          520,651
   Reinvested                          17,042          111,473           69,644
   Redeemed                           (41,965)        (322,570)        (138,179)
                                 ------------    -------------     ------------
   Change                             218,840          449,937          452,116
                                 ============    =============     ============

               See accompanying notes to the financial statements.

Statement of Cash Flows

                                                            PERIOD ENDED      YEAR ENDED
                                                           JUNE 30, 2003    MARCH 31, 2003
                                                           --------------   ---------------
                                                            (Unaudited)
CASH FLOWS FROM OPERATING ACTIVITIES:
Net investment income                                      $   3,646,631    $    12,742,141
Adjustments to reconcile net investment income
   to net cash used in operating activities:
   Purchases of investment securities                       (295,249,413)    (1,207,357,811)
   Proceeds from disposition of investments, options
      and securities sold short                              199,729,523      1,210,668,401
   Decrease in deposits with broker and custodian bank
      for securities sold short                               24,046,190        (25,832,775)
   Increase in interest and dividends receivable                (185,257)           (30,389)
   Increase in payable for return of collateral received
      for securities on loan                                   1,748,071        (15,131,064)
   Increase in accrued expenses and other payables               114,351            126,731
   Net amortization/accretion from investments                      (834)           (31,682)
                                                           -------------    ---------------
   Net cash used in operating activities                     (66,150,738)       (24,846,448)
                                                           -------------    ---------------

CASH FLOWS FROM FINANCING ACTIVITIES:
Demand loan payable                                           47,350,993          5,679,337
Proceeds from shares issued                                   39,480,926        165,474,405
Cost of shares redeemed                                      (19,817,382)      (141,296,437)
Cash distributions paid                                         (863,799)        (5,010,857)
                                                           -------------    ---------------
   Net cash provided by financing activities                  66,150,738         24,846,448
                                                           -------------    ---------------
Change in cash                                                        --                 --

CASH:
Beginning balance                                                     --                 --
                                                           -------------    ---------------
Ending balance                                             $          --    $            --
                                                           =============    ===============

Non-cash financing activities not included herein consist of reinvestment of dividends from net investment income and distributions of net realized capital gains of $3,217,295 and $19,412,060, respectively.

               See accompanying notes to the financial statements.

--------------------------------------------------------------------------------
Kensington Strategic Realty Fund
--------------------------------------------------------------------------------

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the period indicated.

                                                              Investment Activities
                                                --------------------------------------------------------
                                                                    Net
                                                                 Realized/
                                                                Unrealized
                                                             Gains (Losses) on
                                    Net Asset                   Investments,       Total
                                      Value,        Net         Options and         From          Net
                                    Beginning   Investment      Securities       Investment   Investment
                                    of Period     Income        Sold Short       Activities     Income
                                    ---------   ----------   -----------------   ----------   ----------
Kensington Strategic Realty Fund Class A
   Period Ended June 30, 2003 *      $37.32        0.53            4.52             5.05        (0.59)
   Year Ended March 31, 2003         $41.27        2.17           (2.12)            0.05        (2.51)
   Year Ended March 31, 2002         $36.22        1.64            7.30             8.94        (2.47)
   Year Ended March 31, 2001         $29.46        2.36            7.64            10.00        (2.52)
   Period Ended March 31, 2000 **    $25.00        1.48            4.48             5.96        (1.39)

Kensington Strategic Realty Fund Class B
   Period Ended June 30, 2003 *      $37.09        0.46            4.47             4.93        (0.51)
   Year Ended March 31, 2003         $41.06        1.82           (2.06)           (0.24)       (2.24)
   Year Ended March 31, 2002         $36.09        1.39            7.22             8.61        (2.22)
   Year Ended March 31, 2001         $29.42        2.17            7.54             9.71        (2.32)
   Period Ended March 31, 2000 **    $25.00        1.34            4.52             5.86        (1.33)

Kensington Strategic Realty Fund Class C
   Period Ended June 30, 2003 *      $37.07        0.46            4.47             4.93        (0.51)
   Year Ended March 31, 2003         $41.04        1.81           (2.05)           (0.24)       (2.24)
   Year Ended March 31, 2002         $36.07        1.37            7.23             8.60        (2.21)
   Year Ended March 31, 2001         $29.40        2.17            7.54             9.71        (2.32)
   Period Ended March 31, 2000 **    $25.00        1.36            4.49             5.85        (1.34)

*    Unaudited.
**   From commencement of operations on September 15, 1999.
(a)  Total return excludes sales charge.
(b)  Excludes dividend and interest expense.
(c)  Includes dividend and interest expense.
(d) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.
(e)  Not annualized.
(f)  Annualized.

               See accompanying notes to the financial statements.

   Less Dividends from                                              Ratios/Supplemental Data
------------------------                           ------------------------------------------------------------

                                                               Ratio of    Ratio of    Ratio of
                                                      Net      Expenses    Expenses       Net
                           Net Asset                Assets,       to          to       Investment
  Net                       Value,                  End of     Average     Average     Income to
Realized       Total        End of       Total      Period       Net         Net        Average     Portfolio
 Gains     Distributions    Period     Return(a)    (000's)    Assets(b)   Assets(c)   Net Assets   Turnover(d)
--------   -------------   ---------   ---------   --------   ----------  ----------  -----------   -----------
    --         (0.59)        $41.78    13.56%(e)   $202,932   2.32%(f)    3.94%(f)     5.40%(f)       21.12%
 (1.49)        (4.00)        $37.32     0.13%      $170,383   2.44%       4.07%        5.41%         213.45%
 (1.42)        (3.89)        $41.27    25.83%      $172,682   3.18%       3.82%        4.02%         190.84%
 (0.72)        (3.24)        $36.22    34.94%      $ 90,628   2.83%       4.29%        7.72%         206.02%
 (0.11)        (1.50)        $29.46    24.36%(e)   $ 11,967   2.25%(f)    2.41%(f)    14.63%(f)      240.19%


    --         (0.51)        $41.51    13.31%(e)   $ 35,097   3.07%       4.68%(f)     4.70%(f)       21.12%
 (1.49)        (3.73)        $37.09    (0.60)%     $ 28,926   3.19%       1.66%        4.63%         213.45%
 (1.42)        (3.64)        $41.06    24.87%      $ 23,993   2.93%       4.75%        3.44%         190.84%
 (0.72)        (3.04)        $36.09    33.94%      $ 10,867   3.63%       5.56%        6.74%         206.02%
 (0.11)        (1.44)        $29.42    23.96%(e)   $  1,433   2.99%(f)    4.64%(f)    11.58%(f)      240.19%


    --         (0.51)        $41.49    13.32%(e)   $ 70,542   3.07%       4.68%(f)     4.81%(f)       21.12%
 (1.49)        (3.73)        $37.07    (0.60)%     $ 54,913   3.19%       4.85%        4.58%         213.45%
 (1.42)        (3.63)        $41.04    24.85%      $ 42,329   3.93%       4.57%        3.38%         190.84%
 (0.72)        (3.04)        $36.07    33.96%      $ 20,898   3.61%       5.19%        6.78%         206.02%
 (0.11)        (1.45)        $29.40    23.91%(e)   $  3,234   3.00%(f)    3.16%(f)    12.52%(f)      240.19%

--------------------------------------------------------------------------------
Kensington Strategic Realty Fund
--------------------------------------------------------------------------------

Other Share Class Results (Unaudited)

--------------------------------------------------------------------------------
AVERAGE ANNUAL RETURN
FOR PERIODS ENDED
JUNE 30, 2003 WITH ALL                                ONE   THREE      SINCE
DISTRIBUTIONS REINVESTED                             YEAR    YEAR   INCEPTION/1/
--------------------------------------------------------------------------------
CLASS B SHARES
not reflecting CDSC/2/                               6.47%  17.39%     25.06%
reflecting applicable CDSC                           1.64%  16.66%     24.64%

CLASS C SHARES
not reflecting CDSC/2/                               6.48%  17.38%     25.05%
reflecting applicable CDSC                           5.51%  17.38%     25.05%

/1/  Fund inception 9/15/99.

/2/ CDSC = contingent deferred sales charge, price per share varies by length of time shares are held.

Past performance is not predictive of future performance.

              See accompanying notes to the financial statements.

Notes to the Financial Statements

1.  Organization

The Kensington Funds (the "Funds") was organized on April 1, 2003 as a Delaware statutory trust (the "Trust"), and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. The accompanying financial statements are those of the Kensington Real Estate Securities Fund, the Kensington Select Income Fund, and the Kensington Strategic Realty Fund (individually, a "Fund", collectively, the "Funds"). Prior to April 1, 2003, the Funds were a separate series of the Coventry Group, a Massachusetts business trust, registered under the 1940 Act as a diversified, open-end management investment company. The Funds are authorized to issue an unlimited number of beneficial interest with no par value. Each Fund offers three classes of shares: Class A, Class B and Class C shares. Class A shares are sold with a maximum front-end load charge of 5.75%. Class B shares are sold without a front-end load but have a maximum deferred sales charge of 5.00%. Class C shares are sold without a front-end load, but have a deferred sales charge of 1.00% that is applied to redemptions within one year of purchase.

2. Significant Accounting Principles

The following is a summary of significant accounting policies followed by the Funds in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (GAAP). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

Securities Valuation

The Funds invest primarily in real estate securities, including securities issued by real estate investment trusts (REITs), master limited partnerships and other real estate companies. Investments in these issuers include common, convertible and preferred stock and debt securities, rights or warrants to purchase common stock, and limited partnership interests. Portfolio equity securities for which market quotations are readily available are valued based upon their last sales price in their principal market. Lacking any sales, these securities are valued at the mean

--------------------------------------------------------------------------------
The Kensington Funds
--------------------------------------------------------------------------------

between the most recent bid and asked quotations. Debt securities with remaining maturities of 60 days or less will be valued at their amortized cost. Other debt securities are generally valued by pricing agents based on valuations supplied by broker-dealers or calculated by electronic methods. Other securities and assets for which quotations are not readily available, including restricted securities and securities purchased in private transactions, are valued at their fair value in the best judgement of Kensington Investment Group, Inc. (the "Adviser") under the supervision of the Funds' Board of Trustees.

Repurchase Agreements

The Funds may invest in repurchase agreements. Securities pledged as collateral for repurchase agreements are held by the custodian on the Funds behalf. The Funds monitor the adequacy of the collateral daily and will require the seller to provide additional collateral in the event the market value of the securities pledged falls below the carrying value of the repurchase agreement, including accrued interest. The Funds will only enter into repurchase agreements with banks and other financial institutions which are deemed by the Adviser to be creditworthy pursuant to guidelines established by the Board of Trustees.

Security Transactions and Related Income

Security transactions are accounted for on the date the security is purchased or sold (trade date). Interest income is recognized on an accrual basis and includes, where applicable, the amortization of premium or discount. Dividend income is recorded on the ex-dividend date. Gains or losses realized on sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

Written Options

Each Fund may purchase options, write (sell) "covered" call options and purchase options to close out options previously written by it. Such options must be listed on a National Securities Exchange and issued by the Options Clearing Corporation. If a call option which a Fund has written expires, the Fund will realize a gain in the amount of the premium; however, such gain may be offset by decline in the market value of the underlying security during the option period. A Fund will realize a profit or loss from a closing purchase option if the cost of the transaction is less or more than the premium received from the writing of the option. During the period ended June 30, 2003, only Kensington Strategic Realty Fund held options.

The following is a summary of option activity for the period ended June 30, 2003 by the Fund:

                                         Kensington Strategic
                                              Realty Fund
                                       -------------------------
                                       Shares Subject
Covered Call Options                    to Contract     Premiums
--------------------                   --------------   --------
Balance at beginning of period               111        $ 11,608
                                            ----        --------
Options written                               --              --
Options closed                              (111)        (11,608)
Options expired                               --              --
Options exercised                             --              --
                                            ----        --------
Options outstanding at end of period          --        $     --
                                            ====        ========

Short Sale Transactions

A short sale is a transaction in which a Fund sells a security it does not own (but has borrowed) in anticipation of a decline in the market value of that security. To complete a short sale, a Fund must borrow the security to deliver to the buyer. A Fund then is obligated to replace the security borrowed by purchasing it in the open market at a later date. A Fund will incur a loss, which could be substantial and potentially unlimited, if the market price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. A Fund will realize a gain if the security declines in value between those dates. A Fund must pay any dividends or interest payable to the lender of the security. All short sales must be collateralized in accordance with the applicable exchange or broker requirements. A Fund maintains the collateral in a segregated account with its custodian and broker, consisting of cash or obligations of the U.S. Government, its agencies or instrumentalities sufficient to collateralize its obligation on the short positions.

Dividends and Distributions to Shareholders

Dividends from net investment income, if any, are declared and paid quarterly and net realized capital gains, if any, are declared and distributed at least annually. Distributions from net investment income and from net realized capital gains are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to deferrals of certain losses.

--------------------------------------------------------------------------------
The Kensington Funds
--------------------------------------------------------------------------------

Federal Income Taxes

It is the policy of the Funds to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined in applicable sections of the Internal Revenue Code, and to make distributions of net investment income and net realized capital gains sufficient to relieve it from all, or substantially all, Federal income taxes.

Securities Lending

To generate additional income, the Kensington Select Income Fund and Kensington Strategic Realty Fund may lend up to 33.33% of the value of securities in which it is invested pursuant to agreements requiring that the loan be continuously secured by cash, U.S. government securities or other liquid, high-grade debt securities or by a letter of credit in favor of the Funds at least equal at all times to 100% of the market value of the securities loaned, plus accrued interest. The Funds continue to earn interest and dividends on securities loaned while simultaneously seeking to earn interest on the investment of collateral.

When cash is received as collateral for securities loaned, the Fund may invest such cash in short-term U.S. government securities, repurchase agreements or other short-term corporate securities. The cash or subsequent short-term investments are recorded as assets of the Funds, offset by a corresponding liability to repay the cash at the termination of the loan.

There may be risks, such as delay or an inability to regain the securities or even loss of rights in the collateral, should the borrower of the securities fail financially. However, loans will be made only to borrowers deemed by the Adviser to be of good standing and creditworthy under guidelines established by the Funds' Board of Trustees and when, in the judgement of the Adviser, the consideration which can be earned currently from such securities loaned justifies the attendant risks. Loans are subject to termination by the Funds or the borrower at any time and, therefore, are not considered illiquid investments. As of June 30, 2003, the Funds had equity securities on loan as follows:

                                     Market
Fund                                  Value     Collateral*
----                               ----------   -----------
Kensington Select Income Fund      $7,871,116    $8,290,406
Kensington Strategic Realty Fund   $1,991,556    $2,057,523

* The collateral was invested in repurchase agreements at June 30, 2003.

Expenses

Expenses that are directly related to a Fund are charged directly to the Fund, while expenses which are attributable to more than one Fund of the Trust are allocated among the respective Funds based upon relative net assets or another appropriate basis. Expenses directly attributable to a class of shares are charged directly to that class.

3.   Purchases and Sales of Securities

Purchases and sales of securities (excluding short-term securities) for the period ended June 30, 2003 were as follows:

Fund                                       Purchases       Sales
----                                     ------------   -----------
Kensington Real Estate Securities Fund   $  1,696,241   $   263,244
Kensington Select Income Fund            $226,749,596   $26,290,510
Kensington Strategic Realty Fund         $159,837,615   $74,439,724

4.   Related Party Transactions

Investment advisory services are provided to the Funds by the Adviser, who receives a management fee for their services, under the Investment Advisory Agreements for each Fund (the " Advisory Agreements"). The fees, which are computed daily and paid monthly, are at the following annual rates for each Fund, calculated as a percentage of the particular Funds' average daily net assets: Real Estates Securities Fund, 0.85%; Select Income Fund, 1.00%; and Strategic Realty Fund, 1.50% (subject to performance adjustments).

For the services provided pursuant to the Investment Advisory Agreement for the Strategic Realty Fund, the Fund pays the Adviser a base fee computed daily and paid monthly, at an annual rate, calculated as a percentage of the Funds' average daily net assets, of 1.50%. The management fee is a fulcrum-type performance fee that increases or decreases from the base fee of 1.50% depending on the Funds' performance relative to that of the NAREIT Composite Index during the preceding twelve months. Through performance adjustments equal to 15% of the difference between the performance of the Fund and that of the Index during the previous twelve months, the fee can range from a minimum of 0.50% to a maximum of 2.50%. This fee arrangement may result in higher fees than those paid by other investment companies. The Adviser may receive the maximum fee even if the Strategic Realty Fund's absolute performance is negative, and it may recieve the minimum fee even

--------------------------------------------------------------------------------
The Kensington Funds
--------------------------------------------------------------------------------

when the Fund has significant positive performance. The Adviser may periodically waive all or a portion of its advisory fee to increase the net income of the Strategic Realty Fund available for distribution as dividends.

The Adviser has contractually agreed, until December 31, 2006, to waive fees and/or reimburse each Fund to the extent necessary to maintain each Fund's Total Fund Operating Expenses as noted below, excluding increases due to performance fee adjustments, brokerage costs, interest, taxes, and dividends and extraordinary expenses:

                                                     Total Operating
Fund                                                     Expense
----                                                ----------------
Kensington Real Estate Securities Fund    Class A        1.45%
Kensington Real Estate Securities Fund    Class B        2.20%
Kensington Real Estate Securities Fund    Class C        2.20%
Kensington Select Income Fund             Class A        1.60%
Kensington Select Income Fund             Class B        2.35%
Kensington Select Income Fund             Class C        2.35%
Kensington Strategic Realty Fund          Class A        2.25%
Kensington Strategic Realty Fund          Class B        3.00%
Kensington Strategic Realty Fund          Class C        3.00%

The Funds have agreed to pay or repay fees that were waived or reimbursed for a period up to three years after such waiver or reimbursement was made to the extent such payments or repayments would not cause the expenses of a class to exceed the above limits. For the period ended June 30, 2003, the amounts reimbursed and remaining were as follows:

                                         Reimbursed Period
                                           Ended June 30,    Remaining Available
Fund                                            2003          for Reimbursement
----                                     -----------------   -------------------
Kensington Real Estate Securities Fund        $    --              $ 59,567
Kensington Select Income Fund                 $    --              $495,209
Kensington Strategic Realty Fund              $37,644              $216,078

BISYS Fund Services Ohio, Inc. ("BISYS Ohio"), with whom certain officers and trustees of the Group are affiliated, serves the Funds as Administrator pursuant to an Administration Agreement (the "Administration Agreement"). Such officers and trustees are paid no fees directly by the Funds for serving as officers and trustees of the Group. BISYS Ohio also serves as transfer agent and fund accountant under the Transfer Agency Agreement and Fund Accounting Agreement. BISYS Ohio receives fees for its services as Administrator and for its services under the Transfer Agency Agreement and Fund Accounting Agreement pursuant to an Omnibus Fee Agreement. In addition to certain out-of-pocket expenses, these fees include: asset-based fees of 0.18% of each Fund's average daily net assets up to $1 billion and 0.10% for such assets in excess of $1 billion and per account fees of $25 per shareholder account. An additional annual amount of $25,000 per Fund is charged for each class of shares in addition to the initial class. The asset-based and multiple class fees (but not the per account fee) of the Funds are subject to an annual complex minimum of $375,000.

BISYS Fund Services Limited Partnership, a wholly owned subsidiary of The BISYS Group, Inc., serves as the Funds' principal distributor (the "Distributor"). The Trust has entered into a Distribution Plan (the "Plan") which is in accordance with Rule 12b-1 under the 1940 Act. Under the Plan, the Funds will pay a monthly fee to the Distributor in annual rates equal to 0.25%, 1.00% and 1.00% of the average daily net assets of Class A, Class B and Class C, respectively.

5. Concentration of Credit Risk

Each Fund invests a substantial portion of assets in the equity securities of issuers engaged in the real estate industry, including REITs. As a result, the Funds may be more affected by economic developments in the real estate industry than would a diversified equity fund.

6. Leverage

The Kensington Select Income Fund and Kensington Strategic Realty Fund can buy securities with borrowed money including bank overdrafts (a form of leverage). Leverage exaggerates the effect on the net asset value of any increase or decrease in the market value of a Fund's portfolio securities. These borrowings will be subject to interest costs, which may or may not be recovered by appreciation of the

--------------------------------------------------------------------------------
The Kensington Funds
--------------------------------------------------------------------------------

securities purchased; in certain cases, interest costs may exceed the return received on the securities purchased.

The Kensington Select Income Fund and Kensington Strategic Realty Fund maintain a line of credit to a maximum amount of 33.33% of total net assets. Borrowings under this arrangement bear interest at seven-eighths of one percent above the Fed Funds rate. The average interest rate charged and the average outstanding demand loan payable to Custodial Trust Company for the period ended June 30, 2003 was as follows:

                                      Average      Average Outstanding
Fund                               Interest Rate   Demand Loan Payable
----                               -------------   -------------------
Kensington Select Income Fund           2.01%          $71,496,154
Kensington Strategic Realty Fund        2.01%          $64,743,472

Overall responsibility for management of the Trust rests with its Board of Trustees, who are elected by the shareholders of the Trust. The Trustees elect the officers of the Trust to actively supervise its day-to-day operations. The information regarding the Trustees is set forth below:

                                                                 Principal               Number of
 Name,                   Position(s)       Term of            Occupation (s)            Portfolios     Directorships
Address,                  Held With      Office/Length          During the             Overseen for     Held Outside
and Age                   the Trust     of time served         Past 5 Years              the Trust       the Trust
-------                --------------   --------------   ---------------------------   ------------   ---------------
John P. Kramer          Trustee and       Since 2003     Principal, Kensington              3         Malan Realty
4 Orinda Way             President                       Investment Group, Inc.                       Investors, Inc.
Suite 220D                                               (since August 1993)
Orinda, CA 94563
Age: 45

Paul Gray               Trustee and       Since 2003     Principal, Kensington              3         Malan Realty
4 Orinda Way           Vice President                    Investment Group, Inc.                       Investors, Inc.
Suite 220D                                               (since August 1993)
Orinda, CA 94563
Age: 37

Craig M. Kirkpatrick     Trustee and      Since 2003     Principal, Kensington              3               N/A
4 Orinda Way           Vice President                    Investment Group, Inc.
Suite 220D                                               (since August 1993)
Orinda, CA 94563
Age: 40

Robert M. Brown            Trustee        Since 2003     Partner, VxCapital Partners        3               N/A
3435 Stelzer Road                                        (Aircraft leasing)
Columbus, OH 43219                                       (since March 2002);
Age: 44                                                  Senior Vice
                                                         President, Pegusus
                                                         Aviation, Inc.
                                                         (Aircraft leasing)
                                                         (1988-2002)

Frank C. Marinaro          Trustee        Since 2003     Portfolio Manager,                 3               N/A
3435 Stelzer Road                                        Emery and Howard
Columbus, OH 43219                                       Portfolio Management
Age: 41                                                  (since 1993)

David R. Pearce            Trustee        Since 2003     Vice President,                    3               N/A
3435 Stelzer Road                                        Chief Financial Officer,
Columbus, OH 43219                                       and Treasurer, Geerlings
Age: 44                                                  & Wade (wine retailer)
                                                         (since 1996)

David Reichenbaum          Trustee        Since 2003     David Reichenbaum                  3               N/A
3435 Stelzer Road                                        & Associates
Columbus, OH 43219                                       (since March 1998);
Age: 45                                                  Executive Vice
                                                         President,
                                                         MEDO Industries, Inc.
                                                         (manufacturer) (1978-1998)

INVESTMENT ADVISER

Kensington Investment Group, Inc.
4 Orinda Way, Suite 220 D
Orinda, California 94563
(800)253-2949
(925)253-9878 Fax
info@kig.com

ADMINISTRATOR AND DISTRIBUTOR

BISYS Fund Services
3435 Stelzer Road
Columbus, Ohio 43219
(877)833-7114 Toll Free

LEGAL COUNSEL

Dechert LLP
1775 Eye Street, NW
Washington, DC 20006

INDEPENDENT AUDITORS

Ernst & Young LLP
1100 Huntington Center
41 South High Street
Columbus, Ohio 43215

CUSTODIAN

Custodial Trust Company
101 Carnegie Center
Princeton, New Jersey 08540

This material does not constitute an offer to sell or a solicitation of an offer to buy any security. This material is authorized for distribution only when preceded or accompanied by a current prospectus for the Kensington Funds. The prospectus contains complete information including charges, expenses and ongoing fees and should be read carefully before investing. Performance information is prior to fees and expenses. Past performance may not be indicative of future results. Investment returns and principal value will fluctuate so shares may be worth more or less than their original cost.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling 1-800-262-1122, and (2) on the Securities and Exchange Commission's website at http://www.sec.gov.

Investments in the Funds are subject to the risks related to direct investment in real estate such as real estate risk, regulatory risks, concentration risk, and diversification risk. By itself, the Funds do not constitute a complete investment plan and should be considered a long-term investment for investors who can afford to weather changes in the value of their investments.

08/03

Item 2. Code of Ethics.

        Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. If the registrant has not adopted such a code of ethics, explain why it has not done so. Not applicable - only effective for annual reports with periods ending on or after July 15, 2003.

Item 3. Audit Committee Financial Expert.

     (a) (1) Disclose that the registrant's board of directors has determined that the registrant either:

             (i) Has at least one audit committee financial expert serving on its audit committee; or

             (ii) Does not have an audit committee financial expert serving on its audit committee.

         (2) If the registrant provides the disclosure required by paragraph
         (a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is "independent." In order to be considered "independent" for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the board of directors, or any other board committee:

             (i) Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

             (ii) Be an "interested person" of the investment company as defined in Section 2(a)(19) of the Act (15 U.S.C. 80a- 2(a)(19)).

         (3) If the registrant provides the disclosure required by paragraph
         (a)(1)(ii) of this Item, it must explain why it does not have an audit committee financial expert.

     Not applicable - only effective for annual reports with periods ending on or after July 15, 2003.

Item 4. Principal Accountant Fees and Services.

         (a) Disclose, under the caption Audit Fees, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

         (b) Disclose, under the caption Audit-Related Fees, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

         (c) Disclose, under the caption Tax Fees, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

         (d) Disclose, under the caption All Other Fees, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

         (e) (1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

             (2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

         (f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

         (g) Disclose the aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

         (h) Disclose whether the registrant's audit committee of the board of directors has considered whether the provision of nonaudit services that were rendered to the registrant's investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph
(c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

Not applicable - only effective for annual reports with periods ending on or after December 15, 2003.

Items 5-6. [Reserved]

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

         A closed-end management investment company that is filing an annual report on this Form N-CSR must, unless it invests exclusively in non-voting securities, describe the policies and procedures that it uses to determine how to vote proxies relating to portfolio securities, including the procedures that the company uses when a vote presents a conflict between the interests of its shareholders, on the one hand, and those of the company's investment adviser; principal underwriter; or any affiliated person (as defined in Section 2(a)(3) of the Investment Company Act of 1940 (15 U.S.C. 80a-2(a)(3)) and the rules thereunder) of the company, its investment adviser, or its principal underwriter, on the other. Include any policies and procedures of the company's investment adviser, or any other third party, that the company uses, or that are used on the company's behalf, to determine how to vote proxies relating to portfolio securities.

Not applicable

Item 8. [Reserved]

Item 9. Controls and Procedures.

         (a) Disclose the conclusions of the registrant's principal executive officer or officers and principal financial officer or officers, or persons performing similar functions, about the effectiveness of the registrant's disclosure controls and procedures (as defined in Rule 30a-2(c) under the Act (17 CFR 270.30a-2(c))) based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph.

In the opinion of the principal executive officer and principal financial officer, based on their evaluation, the registrant's disclosure controls and procedures are adequately designed and are operating effectively to ensure (i) that material information relating to the registrant, including its consolidated subsidiaries, is made known to them by others within those entities, particularly during the period in which this report is being prepared; and (ii) that information required to be disclosed by the registrant on Form N-CSR is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms.

(b) Disclose any change in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the registrant's last fiscal half-year (the registrant's second fiscal half-year in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

There were no changes in the registrant's internal control over financial reporting that occurred during the registrant's most recent three month period that has materially affected or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 10. Exhibits.

     (a) File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

         (a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit. Not applicable - Only effective for annual reports with periods ending on or after July 15, 2003.

         (a)(2) A separate certification for each principle executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act (17 CFR 270.30a-2). Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

         (b) A separate or combined certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(b) under the Act of 1940. Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) The Kensington Funds
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By (Signature and Title)         /s/  Cynthia M. Yee,  Treasurer
                        --------------------------------------------------------
                                Cynthia M. Yee, Treasurer

Date                  August 29, 2003
    --------------------------------------------------

         Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)         /s/ John P. Kramer, President
                        --------------------------------------------------------
                                John P. Kramer, President

Date                 August 29, 2003
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By (Signature and Title)        /s/ Cynthia M. Yee, Treasurer
                        --------------------------------------------------------
                               Cynthia M. Yee, Treasurer

Date                August 29, 2003
    ----------------------------------------------------------------------------